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                                                                   Exhibit 10.42


                           LOAN AND SECURITY AGREEMENT

      This Loan and Security Agreement (this "Agreement"), dated as of May 10, 1999, is entered into by and among Litronic Industries, Inc., a California corporation ("LII"), and Litronic Inc., a Delaware corporation ("Litronic") (LII and Litronic are sometimes referred to individually as a "Company" and collectively as the "Companies"), and Fidelity Funding, Inc., a Texas corporation ("Fidelity"). In consideration of the mutual covenants and agreements contained herein, the Companies and Fidelity hereby agree as follows:

      Section 1. Definitions and Rules of Construction.

      1.1 When used herein, the following terms shall have the following meanings:

      "Account" means the right of a Company to payment for goods sold or leased or for services rendered by such Company which is not evidenced by an instrument or chattel paper, whether or not earned by performance.

      "Account Debtor" means the Person obligated to make payment on an Account.

      "Advance" has the meaning given to it in Section 2.1.

      "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, or is controlled by or under common control with, such Person.

      "Borrowing Base" means, with respect to any Company, an amount, determined by Fidelity from time to time, equal to the sum of (a) 85% of the aggregate outstanding face amount of the Eligible Accounts of such Company and (b) the lesser of (i) 50% of the value of the Eligible Inventory of such Company, valued at the lower of cost or market, or (ii) $1,000,000 less 50% of the value of the Eligible Inventory of the other Company then included in such other Company's Borrowing Base, valued at the lower of cost or market. Fidelity may change the percentage of Eligible Accounts and/or Eligible Inventory constituting the Borrowing Base of any Company from time to time based upon dilution, net collectibility and other factors deemed appropriate by Fidelity.

      "Borrowing Base Certificate" means a certificate in the form attached hereto as Exhibit A, duly executed by the president or the chief financial officer of the applicable Company.

      "Cash Collateral" has the meaning given to it in Section 7.

      "Collateral" has the meaning given to it in Section 6.

      "Concentration Limit" means, as of any date and with respect to any Account Debtor, an amount equal to 20% of the face amount of Eligible Accounts of all Companies outstanding on such date; provided, however, that the Concentration Limit, as of any date, with respect to Accounts owed by Lockheed shall be an amount equal to 30% of the face amount of Eligible Accounts of all Companies outstanding on such date; and provided, further, however, that the Concentration Limit, as of any date, with respect to Accounts owed by the United States or any department or instrumentality thereof (any such department or instrument being treated as an individual Account Debtor for purposes hereof) shall be an amount equal to 50% of the Eligible Accounts of all Companies outstanding on such date.

      "Contract Rate" means, prior to the occurrence of an Event of Default or an event or circumstance that would, with the giving of notice, the passage of time or both, constitute an Event of Default, a rate of interest equal to the lesser of (a) the Prime Rate in effect from time to time plus 0.625% per annum and (b) the maximum rate permitted by applicable law and means, after the occurrence of an Event of Default or an event or circumstance that would, with the giving of notice, the passage of time or both, constitute an Event of Default, a rate of interest equal to the lesser of (x) the Prime Rate in effect from time to time plus 4.625% per annum and (y) the maximum rate permitted by applicable law. The Contract Rate shall be automatically increased or decreased, as the case may be, without notice to the Companies from time to time as of the effective date of each change in the Prime Rate.

      "Current Assets" means, as of any date and with respect to any Company, only those assets of such Company that may, in the ordinary course of business, be convened into cash within a such Company, (b) prepaid expenses for services or for supplies that are not purchased for resale, and (c) amounts due from Affiliates of such Company.

      "Current Liabilities" means, as of any date, the Advances outstanding on such date to such Company and all other Obligations of such Company that are due within one year from such date.

      "Debt" means, with respect to any Person, all indebtedness, obligations and liabilities of such Person, including without limitation: (a) all liabilities which would be reflected on a balance sheet of such Person prepared in accordance wit GAAP, (b) all obligations of such Person in respect of any guaranty of any Debt of another Person, and (c) all obligations, indebtedness and liabilities secured by any lien on or security interest in any property or assets of such Person.

      "EBIT" means, with respect to any Company and for any period, the sum (determined without duplication, on a consolidated basis and in accordance with GAAP) of (a) such Company's Net Profit (or net loss) for such period before provision for income taxes, and (b) the Interest Expense of such Company for such period.

      "Eligible Accounts" means, at the time of determination thereof, all Accounts other than (i) any Account which is payable more than 45 days from invoice date, (ii) any Account which has been outstanding for more than 90 days from invoice date, (iii) any Account as to which Fidelity does not have a valid and perfected, first priority security interest, (iv) to the extent that the aggregate outstanding Accounts owed by any single Account Debtor exceeds the Concentration Limit, any Account owed by such Account Debtor, (v) any Account that is owed by an Account Debtor that is an Affiliate of any Company or an officer or employee of any Company, (vi) except as approved in writing by Fidelity from time to time, any Account that arises out of a sale made or services performed outside of the United States or Canada or that is owed by an Account Debtor located outside the United States or Canada, (vii) any Account that is owed by a creditor or supplier of any Company or with respect to which any defense, counterclaim or right of set off has been asserted, (viii) any Account owed by an Account Debtor if more than 50% (in dollar amount) of such Account Debtor's Accounts, have been outstanding more than 90 days from invoice date, (ix) except as approved in writing by Fidelity from time to time, any Account that is owed by the United States or any department, agency or instrumentality thereof, unless (a) the right to payment under such Account is assigned to Fidelity as Collateral in full compliance with the Assignment of Claims Act of 1940, as amended (31 U.S.C. 3727), (b) such Account arose pursuant to a discreet purchase order, such purchase order or the related invoice specifies the Remittance Address as the place of payment and the amount of such Account does not exceed $100,000, or (c) the Account Debtor on such Account is a client of LII on the date hereof, and (x) any Account that has not been approved by Fidelity for inclusion in the applicable Borrowing Base.

      "Eligible Inventory" means, at the time of determination, all raw materials that are part of a Company's Inventory that (i) are owned by such Company, are located in the United States of America and, if located on leased or mortgaged premises, are subject to the terms of a lien waiver letter executed by the landlord or mortgagee of such premises if deemed necessary by Fidelity in its sole discretion, (ii) are ready for sale, and are not, in the opinion of Fidelity, damaged, obsolete or otherwise not readily salable at full value,
(iii) have been held in Inventory for not more than 120 days, (iv) are not on lease or consignment or furnished under any contract of service from or to any Person, (v) are subject to an enforceable, first priority, perfected security interest in favor of Fidelity, (vi) are not the subject of an invoice giving rise to an Eligible Account, and (vii) have been approved by Fidelity for inclusion in the Borrowing Base.

      "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, rules, orders, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants or industrial, toxic or hazardous substances into the environment, or otherwise relating to the manufacture, processing, treatment, transport or handling of pollutants or industrial, toxic or hazardous substances.


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

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

      "ERISA Plan" means any pension benefit plan subject to Title IV of ERISA maintained by any Company or any Affiliate thereof with respect to which any Company has a fixed or contingent liability.

      "Event of Default" has the meaning given it in Section 9.

      "Facility Limit" means $20,000,000.

      "GAAP" means generally accepted accounting principles and practices as promulgated by the American Institute of Certified Public Accountants, applied on basis consistent with past practices.

      "Indemnified Claims" means any and all claims, demands, actions, causes of action, judgments, liabilities, damages and consequential damages, penalties, fines, costs, fees, expenses and disbursements (including, without limitation, fees and expenses of attorneys and other professional consultants and experts in connection with any investigation or defense) of every kind, known or unknown, existing or hereafter arising, foreseeable or unforeseeable, which may be imposed upon, threatened or asserted against or incurred or paid by any Indemnified Person at any time and from time to time, because of, resulting from, in connection with or arising out of any transaction, act, omission, event or circumstance in any way connected with the Collateral or the Transaction Documents (including but not limited to enforcement of Fidelity's rights thereunder or the defense of Fidelity's actions thereunder), excluding with respect to any Indemnified Persons, any of the foregoing resulting from such Indemnified Person's gross negligence or willful misconduct.

      "Indemnified Persons" means Fidelity and its officers, directors, shareholders, employees, attorneys, representatives and Affiliates.

      "Intangible Assets" means, with respect to any Company, such of such Company's assets as are treated as intangible pursuant to GAAP, including, without limitation: (a) obligations owing by officers, directors, shareholders, employees, subsidiaries, Affiliates or any Person in which any such officer, director, shareholder, employee, subsidiary, or Affiliate owns any interest and
(b) any asset which is intangible or lacks intrinsic or marketable value or collectibility, including, without limitation, goodwill, noncompetition agreements, patents, copyrights, trademarks, franchises, organization or research and development costs.

      "Inventory" means all goods, now owned or hereafter acquired by a Company, wherever located, that are held for sale or lease or are to be furnished under any contract of service (including, but not limited to raw materials, work in process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which such Company has an interest in mass or a joint or other interest or rights of any kind, and goods which have been returned to or repossessed or stopped in transit by such Company).

      "Net Profit" means, with respect to any Company and for any period, such Company's net income before income tax for such period determined in accordance with GAAP.

      "Obligations" means all indebtedness, obligations and liabilities of the Companies to Fidelity arising under the Transaction Documents, and all other indebtedness, obligations and liabilities of the Companies to Fidelity, whether presently existing or hereafter arising, direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Fidelity or to a third party and subsequently acquired by Fidelity.

      "Person" means any individual, corporation, joint venture, partnership, trust, unincorporated organization or governmental entity or agency.

      "Prime Rate" means the rate per annum published from time to time by The Wall Street Journal as the base rate for corporate loans at large commercial banks (or, if more than one such rate is published, the higher or highest of the rates so published). If such rate is no longer published by The Wall Street Journal, then Fidelity shall, in its sole


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

discretion substitute the base or prime rate for corporate loans at a large commercial bank for the base rate published in The Wall Street Journal. Such rate may not necessarily be the lowest or best rate actually charged to any customer of such commercial bank.

      "Proportionate Share" means, with respect to any Company and as of any date, the ratio obtained by dividing (a) the outstanding principal balance of the Advances, if any, to such Company as of such date, by (b) the sum of the outstanding principal balance of all Advances as of such date.

      "Pulsar" means Pulsar Data Systems, Inc., a Delaware corporation.

      "Remittance Address" means such address as Fidelity shall direct the Companies from time to time in writing in accordance with the terms hereof.

      "Shareholders Equity" means, with respect to any Company and as of any date, the shareholders' equity of such Company as of such date determined in accordance with GAAP plus the principal balance of any Debt of such Company subordinated to the Obligations pursuant to a written subordination agreement satisfactory to Fidelity between Fidelity and the Person to whom such Debt is owed.

      "Tangible Net Worth" means, with respect to any Company and as of any date, the amount obtained by subtracting such Company's Intangible Assets as of such date from such Company's Shareholders' Equity as of such date.

      "Tangible Net Worth Requirement" means $2,000,000 until March 31, 2000 and for each calendar quarter thereafter means the Tangible Net Worth Requirement as of the last day of the preceding calendar quarter plus $500,000.

      "Term" has the meaning given to it in Section 11.4.

      "Termination Event" means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Sections 4043(b)(5) of ERISA or (ii) any other reportable event described in Section 4043(b) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under
Section 4043(a) of ERISA or (b) the withdrawal of any Company or any Affiliate of any Company from any ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001 (a)(2) of ERISA, or (c) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

      "Transaction Documents" means this Agreement and all other documents and instruments executed and delivered in connection herewith or therewith.

      "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.

      "Working Capital" means, as of any date and with respect to any Company, the excess of Current Assets of such Company over Current Liabilities of such Company as of such date.

      "Working Capital Requirement" means $2,000,000 until March 31, 2000 and for each calendar quarter thereafter means the Working Capital Requirement as of the last day of the preceding calendar quarter plus $500,000.

      1.2 Terms defined in the UCC and used but not defined herein shall have the meanings ascribed to them in the UCC.


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

      1.3 References herein to a particular agreement, instrument or document also shall be deemed to refer to and include all renewals, extensions and modifications of such agreement, instrument or document. All addenda, exhibits and schedules attached to this Agreement are a part hereof for all purposes. Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

      1.4 All interest accruing hereunder shall be calculated on the basis of actual days elapsed (including the first but excluding the last day) plus three business days and a year of 360 days. Unless otherwise expressly provided herein or unless Fidelity otherwise consents, all financial statements and reports famished to Fidelity hereunder shall be prepared, and all financial computations and determinations pursuant hereto shall be made, in accordance with GAAP. All payments received by Fidelity after its internally established time for closing business on any business day shall be applied as of the next succeeding business day. Any payment which is due on a day which is not a business day shall instead be deemed to be due on the next succeeding business day, and interest thereon shall accrue and be payable at the then applicable rate during the time of such extension. Fidelity's records in respect of loans advanced, accrued interest, payments received and applied and other matters in respect of calculation of the amount of the Obligations shall be deemed conclusive absent demonstration of error. All statements of account rendered by Fidelity to any Companies relating to principal, accrued interest or costs owing by any Company under this Agreement shall be presumed to be correct and accurate unless, within 30 days after receipt thereof, the Companies shall notify Fidelity in writing of any claimed error therein.

      Section 2. Advances.

      2.1 Subject to the terms of this Agreement, including, without limitation,
Section 3, Fidelity shall make advances to each Company (each an "Advance" and collectively the "Advances") from time to time during the Term; provided, however, that the aggregate principal amount of Advances outstanding at any time to any Company shall not exceed such Company's Borrowing Base determined by Fidelity from time to time; and provided, further, however, that the aggregate principal amount of Advances outstanding at any time to all Companies shall not exceed the Facility Limit. Each Advance must be in a minimum amount of $20,000 or, if less, the unadvanced portion of the applicable Borrowing Base. The Companies hereby agree to repay to Fidelity all Advances made to the Companies hereunder, together with interest thereon, in the manner provided herein. The principal owing hereunder in respect of the Advances at any given time shall equal the aggregate amount of Advances made hereunder minus all principal payments thereon received by Fidelity hereunder. Subject to the terms and conditions hereof, the Companies may borrow, repay and reborrow under this Agreement.

      2.2 Each request by a Company to Fidelity for an Advance hereunder must be in writing or promptly confirmed in writing. Each such written request or confirmation shall be accompanied by a "Borrowing Base Certificate" in the form attached hereto as Exhibit "A," together with such supporting information as Fidelity shall request, signed by an authorized representative of such Company.

      2.3 Promptly after receiving each Borrowing Base Certificate, Fidelity shall, based upon such Borrowing Base Certificate and such other information available to Fidelity, redetermine the applicable Borrowing Base, which redetermination shall take effect immediately and remain in effect until the next such redetermination. If all conditions precedent to any Advance requested have been met, Fidelity will on the date requested make such Advance available to the applicable Company by wire transfer to the account designated in writing by such Company. In the event Fidelity does not receive an appropriately completed Borrowing Base Certificate, Fidelity shall have no obligation to redetermine any Borrowing Base or make any additional Advances hereunder.

      2.4 If the aggregate unpaid principal balance of the Advances to any Company exceeds such Company's Borrowing Base at any time, the Companies shall, upon receipt of notice thereof from Fidelity, immediately repay the principal of the Advances in an amount at least equal to such excess. Any principal repaid pursuant to this Section 2.4 shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Transaction Documents.

      2.5 The aggregate unpaid principal balance of the Advances plus all accrued but unpaid interest thereon shall be payable by the Companies to Fidelity on the last day of the Term.


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

      2.6 The aggregate unpaid principal balance of all Advances shall bear interest at the Contract Rate in effect from time to time. Except as provided in
Section 2.5, all accrued but unpaid interest thereon shall be due and payable by the Companies to Fidelity on the last day of each calendar month.

      2.7 The Companies shall pay to Fidelity an annual facility fee in the amount of $75,000, payable on the date hereof and on each anniversary of the date hereof during the Term. All facility fees payable shall be deemed earned on the date hereof, and shall be subject to acceleration upon any early termination of this Agreement prior to the end of the Term. The Companies hereby authorize Fidelity, at its sole discretion, to deduct any facility fee from any Advance or Term Advance hereunder.

      2.8 In the event that the income earned by Fidelity during any calendar month pursuant to Section 2.6 is less than $14,000, the Companies shall pay to Fidelity a minimum usage fee equal to the difference between the amount so earned by Fidelity and $14,000, regardless of Fidelity's prior compensation. The minimum usage fee for each calendar month shall be due and payable on the first day of the next calendar month, and shall be prorated for any partial calendar month during the Term.

      2.9 In addition to, and not in lieu of, any termination fee required by
Section 11.4, the Companies shall pay to Fidelity a liquidation fee (in this section called the "Liquidation Fee") in the amount of 2.00% of the face amount of each Eligible Account included in any Company's Borrowing Base that is outstanding at any time during the Liquidation Period (as defined below) and that Fidelity collects following collection efforts by Fidelity and excluding collections in the ordinary course of business (i.e., paid within 30 days). The Liquidation Fee shall be payable on the date on which Fidelity collects the applicable Eligible Account. For purposes of this section, the term "Liquidation Period" means a period beginning on the earliest of (i) the date of commencement against or by any Company of any voluntary or involuntary case under the federal Bankruptcy Code, (ii) the date of any general assignment by any Company for the benefit of its creditors; (iii) the date of any appointment or taking possession by a receiver, liquidation, assignee, custodian or similar official of all or a substantial part of any Company's assets, or (iv) the date of the cessation of business of any Company (other than in connection with the sale of substantially all of the assets of such Company or the merger of such Company with and into the other Company, provided that Fidelity consented in writing to such sale or merger prior thereto), and ending on the date on which Fidelity has actually received all fees, costs, expenses and other amounts owing to it hereunder.

      2.10 Contemporaneously with the execution and delivery hereof, the Companies shall pay to Fidelity a fee of $15,000 plus out-of-pocket expenses to cover the charges of Fidelity's in-house counsel for the negotiation, preparation, execution and delivery of the Transaction Documents. In addition, the Companies shall pay or reimburse Fidelity upon demand for (a) all other costs and expenses incurred by Fidelity in connection with its due diligence review of the Companies and the closing of the transactions contemplated hereby and (b) all reasonable attorney's fees, court costs and other expenses incurred by Fidelity (whether or not litigation is commenced or judgment issued, and if litigation is commenced whether at trial or any appellate level) in connection with the enforcement by Fidelity of this Agreement or any other Transaction Document, the protection or enforcement of Fidelity's interest in the Collateral, the collection by Fidelity of the Collateral, or the representation of Fidelity in connection with any bankruptcy case or insolvency proceeding involving any Company, the Collateral, or any Account Debtor, including, without limitation, any representation involving relief from a stay motion, a cash collateral dispute, an assumption or rejection motion or a dispute concerning any proposed disclosure statement and plan proposed in any such proceeding.

      2.11 Fidelity shall be entitled to collect upon demand its normal and customary charges for the following routine services provided or obtained in the course of performing its functions with respect to the Collateral: lock box charges and wire transfers.

      2.12 All interest, fees and other amounts due to Fidelity pursuant to this
Section 2 shall be payable on demand, and may, in Fidelity's sole discretion, be deducted from any Advance or paid from the Cash Collateral.

      2.13 The parties hereto intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, the parties hereto stipulate and agree that none of the terms and provisions contained in this Agreement or any other Transaction Document shall ever be construed to create a contract to pay, for the use,


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

forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. None of any Company, any present or future guarantor or any other Person hereafter becoming liable for the payment of the Obligations, shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this paragraph shall control over all other provisions of the Transaction Documents which may be in conflict therewith. If any indebtedness or obligation owed by any Company under any Transaction Document is prepaid or accelerated and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or Fidelity shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on all or any part of such obligations to an amounts in excess of that permitted to be charged by applicable law then in effect, then all such sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related indebtedness or obligations or, at Fidelity's option returned to such Company or the other payor thereof upon such determination. In determining whether or not any amount paid or payable, under any circumstance, exceeds the maximum amount permitted under applicable law, Fidelity and the Companies shall to the greatest extent permitted under applicable law, characterize any non-principal payment as an expense, fee or premium rather than as interest, and amortize, prorate, allocate and spread the total amount of interest throughout the entire contemplated term of this Agreement in accordance with the amounts outstanding from time to time hereunder and the Maximum Rate from time to time in effect under applicable law in order to lawfully charge the maximum amount of interest permitted under applicable law. If at any time the rate at which interest is payable hereunder exceeds the Maximum Rate, the amount outstanding hereunder shall bear interest at the Maximum Rate only, but shall continue to bear interest at the Maximum Rate until such time as the total amount of interest accrued hereunder equals (but does not exceed) the total amount of interest which would have accrued hereunder had there been no Maximum Rate applicable hereto. In the event applicable law provides for an interest ceiling under Chapter 1D of the Texas Credit Title, that ceiling shall be the indicated (weekly) ceiling and shall be used when appropriate in determining the maximum rate permitted by applicable law. As used in this paragraph, (i) the term "applicable law" means the laws of the State of Texas or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future, and (ii) the term "Maximum Rate" means, at the time of determination, the maximum rate of interest which, under applicable law, may then be charged hereunder. The parties agree that this Agreement shall not be subject to Chapter 346 of the Texas Finance Code.

      Section 3. Conditions Precedent to Advances.

      3.1 Fidelity shall not be obligated to make any Advance hereunder (including the first) until it shall have received the following documents, duly executed in form and substance satisfactory to Fidelity and its counsel:

      (a) lockbox agreements relating to the lockboxes at any Remittance Address and the related deposit accounts, duly executed by the financial institutions establishing and maintaining such lockboxes and deposit accounts;

      (b) certificates executed by the President and the Secretary of each Company certifying (i) the names and signatures of the officers of such Company authorized to execute Transaction Documents, (ii) the resolutions duly adopted by the Board of Directors of such Company authorizing the execution of the Transaction Documents to it which it is a party, and (iii) correctness and completeness of the copy of the bylaws of such Company attached thereto;

      (c) a certificate executed by the President and the Chief Financial Officer/Treasurer of each Company certifying the satisfaction of the conditions set forth in Section 3.2;

      (d) certificates regarding the due formation, valid existence and good standing of each Company in the state of its organization issued by the appropriate governmental authorities in such jurisdiction;

      (e) landlord agreements subordinating the security interests of any landlord for premises where Eligible Inventory is located in the Collateral to the security interest therein of Fidelity granted herein;


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

      (f) a favorable opinion of counsel for the Companies covering such matters as Fidelity may request in its sole discretion;

      (g) endorsements naming Fidelity as an additional insured or loss payee, as appropriate, on all liability insurance and all property insurance policies of the Companies;

      (h)   validity guaranties of Kris Shah and William W. Davis, Sr.;

      (i) release agreements executed by IBM, AT&T, Hewlett-Packard, Wilmington Savings, Wilmington Trust, Banyan Systems and Ingram Micro of any liens or security interests, if any, that they may have in the Collateral.

      3.2 Fidelity shall not be obligated to make any Advance hereunder (including the first), unless: (i) all representations and warranties made by each Company in the Transaction Document are true on and as of the date of such Advance as if such representations and warranties had been made as of the date of such Advance, (ii) each Company have performed and complied with all agreements and conditions required in the Transaction Documents to be performed or complied with by them on or prior to the date of such Advance, (iii) no Event of Default or any event or circumstance that, with the passage of time, the giving of notice or both, would become an Event of Default shall have occurred,
(iv) such Advance shall not be prohibited by any law or any regulation or any order of any court or governmental agency or authority, (v) neither Company shall have repudiated or made any anticipatory breach of any of its obligations under any Transaction Document, and (vi) Fidelity shall not have disapproved such Advance in whole or in part.

      3.3 Fidelity shall not be obligated to make any Advance hereunder (including the first), unless (a) Litronic shall have completed an initial public offering of its capital stock resulting in net proceeds of at least $20,000,000 to Litronic and (b) the Companies shall have acquired all of the assets, and assumed all of the liabilities, of Pulsar.

      Section 4. The Companies' Representations and Warranties. Each Company jointly and severally represents and warrants to Fidelity on the date hereof, and shall be deemed to represent and warrant to Fidelity on each date on which an Advance is made to any Company hereunder, that:

      4.1 Each Company is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation, with all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and to conduct its business as presently conducted. Each Company is duly qualified and authorized to do business as a foreign corporation or limited liability company and is in good standing in all states in which such qualification and good standing are necessary or desirable for the conduct by such Company of its business or the performance by such Company of its obligations hereunder. The execution, delivery and performance by each Company of this Agreement and the other Transaction Documents to which it is a party do not and will not constitute (a) a violation of any applicable law or such Company's articles or certificate of incorporation and bylaws or certificate of organization and regulations, as the case may be, or (b) a material breach of any other document, agreement or instrument to which such Company is a party or by which such Company is bound. This Agreement and the other Transaction Documents to which any Company is a party have been duly authorized, executed and delivered by such Company, and are legal, valid and binding obligations of such Company enforceable against such Company in accordance with their terms. No consent of, approval by, registration or filing with or authorization from any governmental authority or agency is required in connection with the execution, delivery or performance by any Company of this Agreement or the other Transaction Documents to which it is a party.

      4.2 Except as described on Schedule 4.2 attached hereto, none of the Collateral is subject to any lien, encumbrance, security interest or other claim of any kind or nature, no Company has transferred, sold, pledged or given a security interest in any of its Accounts, Inventory, machinery or equipment to anyone other than Fidelity, and there are no financing statements on file in any public office governing any property of any Company of any kind, real or personal, in which such Company is named in or has signed as the debtor.

      4.3 Except as described on Schedule 4.2 attached hereto, each Company is the sole owner and holder of and has good and marketable title to, all Collateral purported to be owned by it. This Agreement creates a valid security interest in the Collateral in favor of Fidelity, and on such security interest is a perfected, first-priority security interest in the Collateral superior to the rights of any other Persons therein.

      4.4 The amount of each Eligible Account of each Company is due and owing to such Company and represents an accurate statement of a bona fide sale, delivery and acceptance of Inventory or performance of service by such Company to or for an Account Debtor. The terms for payment of the Eligible Accounts are 30 days from date of invoice and the payment of the Eligible Accounts is not contingent upon the fulfillment by any Company of any further performance of any nature whatsoever. There are no set-offs, allowances, discounts, deductions, counterclaims against the Eligible Accounts or any claims by Account Debtors, of any kind whatsoever, valid or invalid, that have been or may be asserted as a basis for refusing to pay an Eligible Account, in whole or in part, either at the time it is accepted by Fidelity for inclusion in any Borrowing Base or prior to the date it is to be paid. To the best of each Company's knowledge, each Account Debtor's business is solvent. The Companies have served or caused to be served any and all preliminary notices required by law to perfect or enforce any mechanic's lien or stop notice or bonded stop notice for the Eligible Accounts and the information contained in those notices is true and correct to the best of each Company's knowledge.

      4.5 All Inventory covered by any Borrowing Base Certificate submitted to Fidelity is in good condition, meets all standards imposed by any governmental authority or agency having regulating authority over such Eligible Inventory or its use or sale, currently is either useable or saleable in the ordinary course of business without diminution in value and meets all of the criteria contained in the definition of Eligible Inventory (except clause (vii) thereof).

      4.6 The addresses set forth in the perfection certificates delivered by the Companies to Fidelity in connection herewith are, and for at least the last six months have been, the mailing addresses, the chief executive offices, the principal places of business, the offices where all of the books and records concerning the Eligible Accounts are maintained and the location of all Collateral of each Company. No Company transacts business, or has transacted business during the past five years, under any trade, fictitious or assumed name other than those set forth under such Company's signature hereon, provided that the name of the Company was "Dril-Tron, Inc." prior to January 4, 1995. During the past five years, no Company has been a party to a merger or consolidation or has acquired all or substantially all of the assets of any Person except the purchase of assets from Pulsar Data Systems, Inc. contemplated by Section 3.3.

      4.7 The Companies have filed all tax reports and returns required to be filed by them and have paid all federal, state and local taxes and governmental charges imposed upon the Companies.

      4.8 Each Company is in compliance with ERISA, and is not required to contribute to any "multiemployer plan" as defined in Section 4001 of ERISA. Each Company has conducted its business in material compliance with all applicable laws, including but not limited to, applicable Environmental Laws, and maintains and is in compliance with all licenses and permits required under any such laws to conduct its business and perform its obligations hereunder. No Company has any known material contingent liability under any Environmental Law.

      4.9 The application made by the Companies to Fidelity in connection with this Agreement and the statements made therein and in any materials furnished in connection therewith are true and correct as of the date hereof. All financial statements furnished by the Companies to Fidelity in connection with such application or hereunder have been prepared in accordance with GAAP and fairly present the financial condition and results of operations of the Companies as of the dates and for the periods indicated therein.

      4.10 There is no fact which any Company has not disclosed to Fidelity in writing which could materially adversely affect the properties, business or financial condition of any Company or any of the Collateral, or which it is necessary to disclose in order to keep the foregoing representations and warranties from being misleading.

      Section 5. Covenants of the Companies. From the date hereof and until the payment and performance in full of all of the Obligations, each Company jointly and severally covenants with Fidelity that, without Fidelity's prior written consent in each case:

      5.1 Each Company shall preserve and maintain its corporate existence, good standing and authority to transact business in all jurisdictions where necessary for the proper conduct of its business, and shall maintain all of its properties, rights, privileges and franchises necessary or desirable in the normal conduct of its business.

      5.2 Each Company shall permit Fidelity and its representatives, including any appraisers, auditors and accountants selected by Fidelity, to inspect any of the Collateral at any time during normal business hours. In addition, Fidelity shall have the right, from time to time, to audit each Company's books and records during normal business hours. The Companies shall pay all costs associated with any such audits at the rate of $750 per day per auditor plus reasonable out-of-pocket expenses; provided, however, that as long as no Event of Default or event or circumstance that would, with the giving of notice, the passage of time or both, constitute an Event of Default, has occurred, the liability of the Companies for any such audits shall be limited to the costs of four audits per calendar year.

      5.3 Each Company shall maintain its books and records in accordance with GAAP. Each Company shall furnish Fidelity, upon request, such information and statements as Fidelity shall request from time to time regarding such Company's business affairs, financial condition and results of its operations. Without limiting the generality of the foregoing, each Company shall provide Fidelity, on or prior to the last day of each month, unaudited consolidated financial statements with respect to the prior month and, within 90 days after the end of each of such Company's fiscal years, audited annual consolidated financial statements and such certificates relating to the foregoing as Fidelity may request including, without limitation, a monthly certificate from the president and chief financial officer of such Company certifying the accuracy of such financial statements, stating whether any Events of Default have occurred and stating in detail the nature of any such Events of Default. Each Company shall provide Fidelity a Borrowing Base Certificate, appropriately completed and with all attachments, at any time that Fidelity shall request and on or before the last day of any calendar week in which such Company does not request an Advance. In addition, each Company shall furnish to Fidelity upon request a current listing of all open and unpaid accounts payable and accounts receivable, names, addresses and contact persons for Account Debtors, and such other items of information that Fidelity may deem necessary or appropriate from time to time. The Companies immediately shall notify Fidelity in writing upon becoming aware of the existence of any condition or circumstance that constitutes an Event of Default or that would, with the giving of notice, the passage of time or both, constitute an Event of Default. Any such written notice shall be signed by the president and chief financial officer of each Company and shall specify the nature of such condition or circumstance, the period of the existence thereof and the action that the Companies propose to take with respect thereto.

      5.4 Each Company promptly shall notify Fidelity of any attachment or any other legal process levied against such Company and any action, suit, proceeding or other similar claim initiated against such Company involving an amount in controversy of more than $50,000.

      5.5 The Companies shall keep and maintain adequate insurance by insurers reasonably acceptable to Fidelity with respect to their business and all Collateral. Such insurance shall cover loss, damages and liability of amounts not less than reasonably requested by Fidelity and shall include, at a minimum, business interruption insurance, insurance for workers compensation, general premises liability, fire, casualty, theft and all risk. The Companies shall cause Fidelity to be an additional insured and loss payee under all policies of insurance covering any of the Collateral, to the extent of Fidelity's interest. The Companies shall deliver copies of each insurance policy to Fidelity upon request.

      5.6 The Companies shall file all tax reports and returns required to be filed by it in the manner and at the times required by applicable law, and shall pay all federal, state and local taxes and charges imposed upon the Companies when due.

      5.7 Litronic shall maintain a Tangible Net Worth of not less than the Tangible Net Worth Requirement at all times, and Litronic shall maintain Working Capital of not less than the Working Capital Requirement at all times.

      5.8 Each Company shall comply with ERISA and shall not become required to contribute to any "multiemployee plan" as defined in Section 4001 of ERISA. Each Company shall conduct its business in material compliance with all applicable laws, and shall maintain and comply with all licenses and permits required under any such laws to conduct its business and perform its obligations hereunder. Without limiting the generality of the foregoing, each Company shall comply with all Environmental Laws now or hereafter applicable to such Company and shall obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations. Each Company promptly shall furnish to Fidelity all written notices of violation, complaints, penalty assessments, suits or other proceedings received by such Company with respect to any alleged violation of or non-compliance with any Environmental Laws.

      5.9 The Net Profit of Litronic for each of the calendar quarters in 1999 and 2000 shall not exceed a negative $1,500,000, and the Net Profit of Litronic for each calendar quarter thereafter shall equal or exceed $500,000.

      5.10 No Company shall grant, create or allow to exist any security interest, lien or other encumbrance on any of the Collateral other than (a) the lien and security interest granted to Fidelity herein, (b) the security interests, liens or other encumbrances described on Schedule 4.2 attached hereto and any liens and security interests granted to holders of Debt refinancing any Debt secured by such security interests, liens or other encumbrances to the extent permitted by Section 5.12(c), (c) purchase money liens or security interests, and (d) liens and security interests securing Debt permitted under
Section 5.12(c), and no Company shall execute any financing statement in favor of any Person other than Fidelity, the Persons described on Schedule 4.2 attached hereto and any Person to whom a purchase money lien or security interest or other lien or security interest permitted above has been granted. No Company shall change its mailing address, chief executive office, principal place of business or place where such records are maintained, open any new place of business, close any existing place of business or change the location of any of the Collateral or transact business under any trade, fictitious or assumed name other than those set forth under such Company's signature hereon without providing at least 30 days' prior written notice thereof to Fidelity.

      5.11 No Company shall accept any returns or grant any allowance or credit (other than those returns, allowances and credits accepted or granted in the ordinary course of such Company's business) to any Account Debtor without notice to and the prior written approval of Fidelity. The Companies shall provide to Fidelity for each Account Debtor on Eligible Accounts a weekly report, in form and substance satisfactory to Fidelity, itemizing all such returns and allowances made during the previous week with respect to such Eligible Accounts.

      5.12 No Company shall incur, directly, or indirectly, any Debt for borrowed money or otherwise under any promissory note, bond, indenture or similar instrument, or in connection with the obligations of any Person (whether by guaranty, suretyship, purchase or repurchase agreement or agreement to make investments or otherwise), other than (a) Debt incurred in favor of Fidelity,
(b) Debt secured by purchase money liens or security interests permitted by
Section 5.10, (c) Debt incurred to refinance any other Debt then existing and permitted hereunder to the extent that such Debt does not exceed the amount of Debt refinanced and such Debt is secured only by the properties and assets that secured the Debt refinanced, (d) Debt subordinated to the Obligations pursuant to a written subordination agreement satisfactory to Fidelity between Fidelity and the Person to whom such Debt is owed, or (e) Debt incurred in the normal and ordinary course of such Company's business.

      5.13 The Companies shall not use any of the funds paid to the Companies hereunder directly or indirectly for personal, family, household or agricultural purposes.

      5.14 No Company shall directly or indirectly become liable in connection with the Debt of any Person, whether by guarantee, surety, endorsement (other than endorsement of negotiable instruments for collection in the ordinary course of business), agreement to purchase or repurchase, agreement to make investments, agreement to provide funds or maintain working capital, or any agreement to assure a creditor against loss, other than in favor of Fidelity.

      5.15 No Company shall discontinue, or make any material change in, its business as currently established, or enter any new or different line of business not directly related to such Company's existing line of business.

      5.16 No Company shall declare, pay or issue any dividends or other distributions in respect of its capital stock or distribute, reserve, secure, or otherwise make or commit distributions on account of its capital stock, or make any payment on account of the purchase, redemption or other acquisition or retirement of any shares of its capital stock (each, a "Distribution"), unless
(a) immediately prior thereto and after giving effect thereto, no Event of Default or any event or circumstance that, with the giving of notice, the passage of time or both, would constitute an Event of Default, has occurred, and
(b) the sum of (i) the amount of such Distribution, (ii) the amount of all other previous Distributions by such Company in the same calendar year, and (iii) the amount of all loans and advances previously made by such Company to any officer, director, shareholder or Affiliate of such Company pursuant to the second proviso in the first sentence of Section 5.17 in the same calendar year, do not exceed 50% of such Company's EBIT for the period from January 1 in the year of such Distribution is made through and including the date of such Distribution.

      5.17 No Company shall make any loans or advances to or for the benefit of any officer, director, shareholder or Affiliate of such Company; provided, however, that each Company may make advances for routine expense allowances to its officers and directors in the ordinary course of business; and, provided, further, however, that so long as (a) immediately prior thereto and after giving effect thereto, no Event of Default or any event or circumstance that, with the giving of notice, the passage of time or both, would constitute an Event of Default, has occurred, and (b) the sum of (i) the amount of such loan or advance, (ii) the amount of all other previous loans or advances by such Company to any officer, director, shareholder or Affiliate of such Company in the same calendar year, and (iii) the amount of all Distributions previously made by such Company in the same calendar year do not exceed 50% of such Company's EBIT for the period from January 1 in the year of such loan or advance is made through and including the date of such loan or advance, a Company may make loans or advances to the other Company. No Company shall make any payment on any obligation owing to any officer, director, shareholder or Affiliate of such Company.

      5.18 No Company shall purchase or otherwise acquire assets from any Person outside the ordinary course of business of such Company.

      5.19 No Company shall invest in or otherwise purchase or acquire the securities of any Person.

      5.20 No Company shall sell or dispose of any of its assets other than the sale of Inventory in the ordinary course of business and other sales or dispositions of not more than $25,000 in net book value of assets per calendar month, and no Company shall dissolve or liquidate or become a party to any merger or consolidation with any Person.

      5.21 Each Company shall keep and maintain its furniture, fixtures machinery and equipment in good operating condition and repair (normal wear and tear excepted), and shall make all necessary repairs thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Each Company shall notify Fidelity immediately in writing of any material loss or damage to any item of its furniture, fixtures, machinery and equipment.

      5.22 If any Company now owns or hereafter acquires any vehicles, aircraft, watercraft or other machinery and equipment for which a certificate of title has been issued or applied for, such Company immediately shall deliver to Fidelity, properly endorsed, each certificate of title or application for title or other evidence of ownership for each such item of machinery and equipment. The Companies shall take all actions necessary to have Fidelity's security interest properly recorded on each such certificate of title and shall take all other actions necessary to perfect Fidelity's security interest in all such assets now or hereafter acquired by such Company.

      Section 6. Collateral. In order to secure the payment and performance of all Obligations, each Company hereby grants to Fidelity a security interest in and lien upon all of such Company's right, title and interest in and to (a) all Accounts, contract rights and general intangibles, receivables and claims whether now or hereafter arising, all guaranties and security therefor and all of such Company's right title and interest in the goods purchased and represented thereby, if any, including all of such Company's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (b) all Inventory and all accessions thereto and products thereof and documents therefor; (c) all furniture, fixtures, equipment and machinery, wherever located and whether now or hereafter existing, and all parts thereof, accessions thereto, and replacements therefor and all documents and general intangibles covering or relating thereto; (d) all books and records pertaining to the foregoing, including but not limited to computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contracts, sales orders, and purchasing records; and (e) all proceeds of the foregoing (collectively, the "Collateral"). The Companies agree to comply with all appropriate laws in order and to take all actions necessary or desirable in Fidelity's judgment to perfect Fidelity's security interest in and to the Collateral, to execute any financing statement or additional documents as Fidelity may request and to deliver to Fidelity a list of all locations of its Inventory, equipment and machinery and landlord and or mortgagee lien waivers with respect to each site where Inventory, equipment or machinery is located and which is either leased by the Companies or has been mortgaged by the Companies, upon request by Fidelity.

      Section 7. Collection. Each invoice representing an Account shall state on its face that amounts payable thereunder are payable only at the Remittance Address. Fidelity shall have the right at any time, either before or after the occurrence of an Event of Default and without notice to any Company, to notify any or all Account Debtors on the Collateral of the assignment of the Collateral to Fidelity and to direct such Account Debtors to make payment of all amounts due or to become due to any Company directly to Fidelity, and to the extent permitted by law, to enforce collection of any Collateral and to adjust, settle or compromise the amount or payment thereof. So long as no Event of Default or event that, with the passage of time, the giving of notice or both, would become an Event of Default has occurred and is continuing, all collections of Collateral of any Company received by Fidelity shall be applied by Fidelity to the payment of the outstanding Advances of such Company, whether or not then due, then to any interest due on any Advances to such Company and any other fees or charges due hereunder and allocable or attributable directly to such Company, then to such Company's Proportionate Share of all other Obligations then due and any remaining funds shall be delivered to such Company. Upon the occurrence of an Event of Default or an event that, with the passage of time, the giving of notice or both, would become an Event of Default, any such remaining funds may be applied to any of the Obligations of the Companies, whether or not then due, or held by Fidelity as cash collateral ("Cash Collateral") until all Obligations have been paid in full and Fidelity has no further obligation to advance funds to the Companies. All amounts and proceeds (including instruments and writings) received by any Company in respect of the Collateral shall be received in trust for the benefit of Fidelity hereunder, shall be segregated from other funds of such Company and shall be immediately paid over to Fidelity in the same form as received (with any necessary endorsement) to be applied in the same manner as payments received directly by Fidelity. If the six-month monthly rolling average of credit card sales for both Companies in the aggregate exceeds $100,000, all credit card payments shall be directed to a blocked account set up at a bank acceptable to Fidelity for Fidelity's benefit and shall be applied to the Obligations in the manner provided herein.

      Section 8. Power of Attorney. Each Company grants to Fidelity an irrevocable power of attorney coupled with an interest authorizing and permitting Fidelity, at its option, with or without notice to such Company, to do any or all of the following: (a) endorse the name of such Company on any checks or other evidences of payment whatsoever that may come into the possession of Fidelity regarding Collateral, including checks received by Fidelity pursuant to Section 7 hereof; (b) receive, open and forward any mail addressed to such Company and received at the Remittance Address; (c) pay, settle, compromise, prosecute or defend any action, claim, conditional waiver and release, or proceeding relating to Collateral; (d) upon the occurrence of an Event of Default, notify, in the name of such Company, the U.S. Post Office to change the address for delivery of mail addressed to such Company to such address as Fidelity may designate (provided that Fidelity shall turn over to such Company all such mail not relating to Collateral); and (e) execute and file on behalf of such Company any financing statement amendment thereto or continuation thereof (i) deemed necessary or appropriate by Fidelity to protect Fidelity's interest in and to the Collateral or (ii) required or permitted under any provision of this Agreement. The authority granted to Fidelity herein is irrevocable until this Agreement is terminated and all amounts due to Fidelity hereunder have been paid in full. Each Company acknowledges that Fidelity may verify or confirm the Eligible Accounts from time to time, by among other means, contacting the related Account Debtors, and each Company consents to such verification and confirmation.

      Section 9. Default. An event of default ("Event of Default") shall be deemed to have occurred hereunder, and Fidelity shall have no further obligation to make any further Advances and may immediately exercise its rights and remedies with respect to the Collateral under this Agreement, the UCC and applicable law, upon the happening of one or more of the following:

      (a) Any Company shall fail to pay on demand or otherwise as and when required or due any amount required to be paid or owed by such Company to Fidelity, whether hereunder or otherwise.

      (b) Any Company shall breach any covenant or agreement made herein or in any other Transaction Document (other than those covered by clause (a) above) and the same shall not be cured to Fidelity's satisfaction within ten days after the earlier of (i) the date on which Company first obtains knowledge that such covenant or agreement has been breached or (ii) the date on which Fidelity notifies the Companies that such covenant or agreement has been breached.

      (c) Any warranty or representation made herein or in any other Transaction Document shall be untrue in any material respect when made or any report, certificate, schedule, financial statement, profit and loss statement or other statement furnished by any Company, or by any other Person on behalf of any Company, to Fidelity is not true and correct in all material respects when furnished.

      (d) There shall be commenced by or against any Company any voluntary under the federal Bankruptcy Code, or there shall be commenced against the Company any involuntary case under the federal Bankruptcy Code that is not dismissed within 60 days after commencement, or any Company shall make an assignment for the benefit of its creditors, or of a receiver or custodian shall be appointed for any Company for a substantial portion of its assets.

      (e) Any Company shall become insolvent in that its debts are greater than the fair value of its assets, or any Company is generally not paying its debts as they become due.

      (f) Any involuntary lien, garnishment, attachment or the like shall be issued against or shall attach to the Collateral and the same is not released or bonded or insured to the satisfaction of Fidelity within ten days.

      (g) An event or circumstance shall have occurred which Fidelity believes has or may result in a material adverse change in any Company's financial condition, business or operations or the value of the Collateral.

      (h) Any Company shall have a federal or state tax lien filed against any of its properties, or shall fail to pay any federal or state tax when due, or shall fail to file any federal or state tax form or report as and when due.

      (i) Either (i) any "accumulated funding deficiency" (as defined in Section 412(a) of the Internal Revenue Code of 1986, as amended) in excess of $25,000 exists with respect to any ERISA Plan, or (ii) any Termination Event occurs with respect to any ERISA Plan and the then current value of such ERISA Plan's benefit liabilities exceeds the then current value of such ERISA Plan's assets available for the payment of such benefit liabilities by more than $25,000.

      (j) Any Company suffers the entry against it a final judgment for the payment of money in excess of $100,000, and either (i) such judgment is not paid in full within 30 days after the entry of such judgment or (ii) such judgement is not bonded or insured to the satisfaction of Fidelity.

      (k) Fidelity shall believe in good faith that the prospect for payment or performance of the Obligations has become impaired.

      (l) Any guarantor of the Obligations shall repudiate his, her or its obligations in respect of such guaranty.

      (m) An "event of default" shall have occurred and be continuing under any agreement, document or instrument evidencing any Debt exceeding $500,000 of any Company and such "event of default" is not waived by the holder of such Debt or otherwise cured by such Company, or any Debt exceeding $500,000 of any Company is accelerated or called for payment prior to the due date thereof.

      (n) Kris Shah or, after the acquisition by Litronic of the stock of Pulsar Data Systems, Inc., William W. Davis, Sr. shall cease to serve as a member of the Board of Directors or executive management of Litronic.

Upon the occurrence of an Event of Default described in subsection (d) of this section, all of the Obligations owing by the Companies to Fidelity under any of the Transaction Documents shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, or any other notice or declaration of any kind, all of which are hereby expressly waived by the Companies. During the continuation of any other Event of Default, Fidelity, at any time and from time to time, may declare any or all of the Obligations owing by the Companies to Fidelity under any of the Transaction Documents immediately due and payable, all without notice, demand, presentment, notice of demand or of dishonor and nonpayment, or any notice or declaration of any kind, all of which are hereby expressly waived by the Companies. After any such acceleration (whether automatic or due to declaration by Fidelity), any obligation of Fidelity to make any further Advances or Term Advances or loans of any kind under this Agreement or any other agreement with any Company shall terminate. All Advances hereunder are subject to approval by Fidelity in its sole discretion, and may be declined in whole or in part, without prior notice to the Companies, whether or not an Event of Default may then be in existence.

      Section 10. Remedies and application of Proceeds.

      10.1 In addition to, and without limitation of, the foregoing provisions of this Agreement, if an Event of Default shall have occurred and be continuing, Fidelity may from time to time in its discretion, without limitation and without notice except as expressly herein: (a) exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, under the other Transaction Documents or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral); (b) require any Company to, and each Company hereby agrees that it will at its expense, assemble all or part of the Collateral as directed by Fidelity and make it available to Fidelity at a place to be designated by Fidelity that is reasonably convenient to both parties; (c) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure; (d) dispose of, at its office, on the premises or any Company or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings; (e) buy the Collateral, or any part thereof, at any public sale, or at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type that is the subject to widely distributed standard price quotations; (f) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and each Company hereby consents to any such appointment; and (g) at its discretion, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that Fidelity is entitled to do so under the UCC or otherwise. Each Company agrees that, to the extent notice of sale shall be required by law, at least five days' notice to such Company of the time and place of any public sale of the Collateral or the time after which any private sale of the Collateral is to be made shall constitute reasonable notification. Fidelity shall not be obligated to make any sale of Collateral regardless of whether any notice of sale has been given. Fidelity may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

      10.2 If any Event of Default shall have occurred and be continuing, Fidelity may in its discretion apply any Cash Collateral, and any cash proceeds received by Fidelity in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as Fidelity may elect: (a) the repayment of all or any portion of the Obligations; (b) the repayment of reasonable costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Fidelity in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of Fidelity hereunder, or (iv) the failure of any Company to perform or observe any of the provisions hereof; (c) the payment or other satisfaction of any liens and other encumbrances upon any of the Collateral; (d) the reimbursement of Fidelity for the amount of any obligations of any Company paid or discharged by Fidelity, and of any expenses of Fidelity payable by any Company hereunder or under the other Transaction Documents; (e) by holding the same as Collateral; (f) the payment of any other amounts required by applicable law (including, without limitation, Part 5 of Article 9 of the UCC or any successor or similar applicable statutory provision); and (g) by delivery to such Company or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

      Section 11. Miscellaneous.

      11.1 In the event that any Company commits any act or omission that prevents or unreasonably interferes with (a) Fidelity's exercise of the rights and privileges arising under the power of attorney granted in Section 8 of this Agreement or (b) Fidelity's perfection of or levy upon the security interest granted in the Collateral, including any seizure of any Collateral, such Company acknowledges that such conduct will cause immediate, severe, incalculable and irreparable harm and injury, and agrees that such conduct shall constitute sufficient grounds to entitle Fidelity to an injunction, writ of possession, or other applicable relief in equity, and to make such application for such relief in any court of competent jurisdiction, without any prior notice to such Company unless otherwise required by applicable law.

      11.2 All rights, remedies and powers granted to Fidelity in this Agreement, or in any other instrument or agreement given by any Company to Fidelity or otherwise available to Fidelity in equity or at law, are cumulative and may be exercised singularly or concurrently with such other rights as Fidelity may have. These rights may be exercised from time to time as to all or any part of the Collateral as Fidelity in its discretion may determine. No waiver by Fidelity of its rights and remedies shall be effective unless the waiver is in writing and signed by Fidelity. A waiver by Fidelity of a right or remedy under this Agreement or any other Transaction Document on one occasion shall not be deemed to be a waiver of such right or remedy on any subsequent occasion. An Advance by Fidelity during the continuation of an Event of Default shall not obligate Fidelity to make any further Advances during the continuation of such Event of Default.

      11.3 Any notice or communication with respect to this Agreement or any other Transaction Document shall be given in writing, sent by (i) personal delivery, (ii) expedited delivery service with proof of delivery, (iii) United States mail, postage prepaid, registered or certified mail, or (iv) prepaid telegram, telex or telecopy, addressed to each party hereto at its address set forth below its signature hereon or to such other address or to the attention of such other Person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram, telex or telecopy, upon receipt. The Companies hereby agree that Fidelity may publicize the transaction contemplated by this Agreement in newspapers, trade and similar publications including, without limitation, the publication of a "tombstone".

      11.4 The term of this Agreement shall be for three years from the date hereof (the original term and any extension thereof are herein called the "Term") and from year to year thereafter unless either party hereto gives notice to the other party hereto not more than 90 days or less than 60 days prior to the end of the Term; provided, however, that Fidelity may terminate this Agreement at any time effective immediately upon the occurrence of an Event of Default. The Companies acknowledge that termination of this Agreement at any time prior to the end of the Term would result in the loss by Fidelity of the benefits of this Agreement and that the damages incurred by Fidelity as a result of such termination would be difficult and impractical to ascertain. Therefore, in the event this Agreement is terminated prior to the second anniversary of the date hereof for any reason, the Companies shall pay to Fidelity an early termination fee in an amount equal to (x) the average monthly accrued interest and fees earned by Fidelity hereunder prior to the date of termination multiplied by (y) the number of months remaining in the Term as of the date of termination, but only the maximum extent permitted by applicable law. No early termination fee shall be payable if such termination occurs after the second anniversary of the date hereof. Any termination of this Agreement shall not affect Fidelity's security interest in the Collateral, and this Agreement shall continue to be effective, until all obligations have been completed and satisfied in full. No Company shall be entitled to terminate this Agreement as to itself only, unless all Companies terminate this Agreement or Fidelity consents to such termination.

      11.5 Each and every provision, condition, covenant and representation contained in this Agreement is, and shall be construed, to be a separate and independent covenant and agreement. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of the Agreement shall not be affected thereby.

      11.6 The Companies jointly and severally agree to indemnify, hold harmless and defend all Indemnified Persons from and against any and all Indemnified Claims other than those arising out of the gross negligence or willful misconduct of the applicable Indemnified Person. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH INDEMNIFIED CLAIMS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY INDEMNIFIED PERSON. Upon notification and demand, the Companies agree to provide defense of any Indemnified Claim and to pay all reasonable costs and expenses of counsel selected by any Indemnified Person in respect thereof. Neither the Company nor any Indemnified Person shall compromise or settle any Indemnified Claim without the prior written consent of the other, which consent shall not be unreasonably withheld. Except as specifically provided in this section, the Companies waive all notices from any Indemnified Person. The provisions of this
Section 11.6 shall survive the termination of this Agreement.

      11.7 All grants, covenants and agreements contained in this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Companies may not delegate or assign any of their duties or obligations under this Agreement without the prior written consent of Fidelity. FIDELITY RESERVES THE RIGHT TO ASSIGN ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT IN WHOLE OR IN PART TO ANY PERSON OR ENTITY. Without limiting the generality of the foregoing, Fidelity may from time to time grant participations in all or any part of the Obligations to any Person on such terms and conditions as may be determined by Fidelity in its sole and absolute discretion, provided that the grant of such participation shall not relieve Fidelity of its obligations hereunder nor create any additional obligation of the Companies.

      11.8 Any action permitted or provided to be taken or omitted by Fidelity hereunder may be taken or omitted, as the case may be, by Fidelity in its sole and absolute discretion, and any consent or waiver required of Fidelity or determination to be made by Fidelity hereunder may be given, withheld or made, as the case may be, by Fidelity in its sole and absolute discretion.

      11.9 ALL OBLIGATIONS HEREUNDER ARE THE JOINT AND SEVERAL OBLIGATION OF ALL COMPANIES. ALL OBLIGATIONS AND INDEBTEDNESS NOW OR HEREAFTER OWING TO FIDELITY BY THE COMPANIES JOINTLY AND SEVERALLY OR BY ANY COMPANY INDIVIDUALLY SHALL BE SECURED BY ALL OF THE COLLATERAL, AND FIDELITY MAY HOLD AND APPLY AND REAPPLY ALL MONIES, PROPERTY AND OTHER COLLATERAL OF ANY COMPANY IN PAYMENT OF ANY INDEBTEDNESS, LIABILITIES OR OBLIGATIONS OF ANY OF THE COMPANIES UNDER THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT. NO COMPANY SHALL HAVE, AND EACH COMPANY EXPRESSLY WAIVES, ANY, RIGHTS OF SUBROGATION, REIMBURSEMENT, INDEMNIFY, EXONERATION, CONTRIBUTION OR ANY SIMILAR CLAIM OR AGAINST ANY OTHER COMPANY OR ANY OTHER PERSON DIRECTLY OR CONTINGENTLY LIABLE FOR THE OBLIGATIONS OR AGAINST OR WITH RESPECT TO ANY OTHER COMPANY'S PROPERTY (INCLUDING, WITHOUT LIMITATION, ALL OF SUCH COMPANY'S PROPERTY WHICH SERVES AS COLLATERAL FOR ITS OBLIGATIONS TO FIDELITY). IN ADDITION, EACH COMPANY WAIVES ANY RIGHT TO ENFORCE ANY REMEDY WHICH FIDELITY NOW HAS OR MAY HEREAFTER HAVE AGAINST ANY OTHER COMPANY. NOTWITHSTANDING THE FOREGOING OR ANY OTHER PROVISION OF THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT NO COMPANY SHALL BE LIABLE HEREUNDER FOR ANY PORTION OF THE OBLIGATIONS IN EXCESS OF SUCH COMPANY'S "MAXIMUM LIABILITY AMOUNT." AS USED HEREIN, THE TERM "MAXIMUM LIABILITY AMOUNT" SHALL MEAN, WITH RESPECT TO ANY COMPANY, THE LESSER OF (a) THE AMOUNT OF THE OBLIGATIONS OR (b) THE SUM OF (i) THE OUTSTANDING PRINCIPAL BALANCE OF THE ADVANCES TO SUCH COMPANY HEREUNDER, ACCRUED AND UNPAID INTEREST

THEREON, ANY OTHER FEES AND CHARGES HEREUNDER ALLOCABLE OR ATTRIBUTABLE DIRECTLY TO SUCH COMPANY AND SUCH COMPANY'S PROPORTIONATE SHARE OF ANY OTHER FEES AND CHARGES HEREUNDER AND (ii) THE MAXIMUM ADDITIONAL AMOUNT THAT WOULD NOT RESULT IN SUCH COMPANY'S LIABILITY HEREUNDER CONSTITUTING A FRAUDULENT TRANSFER OR CONVEYANCE UNDER APPLICABLE STATE OR FEDERAL LAW AS DETERMINED BY A COURT OF COMPETENT JURISDICTION.

      11.10 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW. EACH COMPANY HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN ORANGE COUNTY, CALIFORNIA AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT, ANY BORROWING HEREUNDER OR ANY OTHER RELATIONSHIP BETWEEN FIDELITY AND EACH COMPANY BY ANY MEANS ALLOWED UNDER STATE OR FEDERAL LAW. ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY BORROWING HEREUNDER OR ANY OTHER RELATIONSHIP BETWEEN FIDELITY AND EACH COMPANY SHALL BE BROUGHT AND LITIGATED IN ANY ONE OF THE STATE OR FEDERAL COURTS LOCATED IN ORANGE COUNTY, CALIFORNIA HAVING JURISDICTION UNLESS FIDELITY SHALL ELECT OTHERWISE. THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER.

      11.11 EACH OF EACH COMPANY AND FIDELITY HEREBY (A) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH; (B) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH.

      11.12 This Agreement shall not become effective unless and until Litronic completes a public offering of its capital stock resulting in net proceeds to Litronic of at least $20,000,000. Effective upon the completion of such a public offering, this Agreement shall restate and amend the Loan and Security Agreement dated June 27, 1996 between Litronic Industries, Inc. and Fidelity Funding of California, Inc. (as the same may have heretofore been amended or modified, the "Original Agreement,") in its entirety, and all of the terms and provisions hereof shall supersede the terms and provisions thereof; provided that all indebtedness and obligations of the Company to Fidelity under the Original Agreement are renewed and extended hereby and all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities (the "Liens") created by the Original Agreement are renewed and extended hereby and shall continue in full force and effect to secure the Obligations. By this Agreement, the Liens are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations.

      11.13 THIS AGREEMENT AND THE DOCUMENTS DESCRIBED HEREIN AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT OF THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN

THE PARTIES. NO MODIFICATION OR AMENDMENT OF OR SUPPLEMENT TO THIS AGREEMENT OR TO ANY SUCH DOCUMENTS SHALL BE VALID OR EFFECTIVE UNLESS THE SAME IS IN WRITING AND SIGNED BY THE PARTY AGAINST WHOM IT IS SOUGHT TO BE ENFORCED.

      The undersigned have entered into this Agreement as of the date first written above.


FIDELITY FUNDING, INC.,                LITRONIC INDUSTRIES, INC.,
a Texas corporation                    a California corporation

By: /s/ Michael D. Haddad              By: /s/ Kris Shah
    -----------------------------          ----------------------------
    Name: Michael D. Haddad                Name: Kris Shah
          -----------------------                ----------------------
    Title: President                       Title: President & CEO
           ----------------------                 ---------------------

Mailing Address: 12770 Merit Drive,    Mailing Address: 2030 Main Street,
                 Suite 600                              Suite 1250
                 Dallas, Texas 75251                    Irvine, California 92614

Street Address:  12770 Merit Drive,    Street Address:  2030 Main Street,
                 Suit 600                               Suite 1250
                 Dallas, Texas 75251                    Irvine, California 92614

                                       Other Place of Business:
                                                        4390 Parliament Place
                                                        Suite R
                                                        Lanham, Maryland 20706

                                       Trade, Fictitious and Assumed Names used:

                                       None.


                                       LITRONIC INC.
                                       a Delaware corporation

                                       By: /s/ Kris Shah
                                           ----------------------------
                                           Name: Kris Shah
                                                 ----------------------
                                           Title: President & CEO
                                                  ---------------------

                                       Mailing Address: 2030 Main Street,
                                                        Suite 1250
                                                        Irvine, California 92614

                                       Street Address:  2030 Main Street,
                                                        Suite 1250
                                                        Irvine, California 92614

                                       Other Place of Business:
                                                        4390 Parliament Place
                                                        Suite R
                                                        Lanham, Maryland 20706

                                       Trade, Fictitious and Assumed Names used:

                                       None.

                                  SCHEDULE 4.2

                          Liens and Security Interests

Secured Party           Filing Office                             File No.
-------------           -------------                             --------
Greyhound               Orange County, California                 92-347600

General Electric        Orange County, California                 96-634031

Sun Microsystem         California Secretary of State             9829960106

Phoenixcor              California Secretary of State             9607360274

Imaging Financial       California Secretary of State             94156674

ITT Capital             California Secretary of State             94097409

California Thrift       California Secretary of State             9533260359

                                    EXHIBIT A
                           BORROWING BASE CERTIFICATE
                                  LITRONIC INC.
                                     (Date)
                                    REPORT #

                                                                                                          FINISHED        RAW
            COLLATERAL                                                                    ACCOUNTS          GOODS      MATERIALS
                                                                                         RECEIVABLE       INVENTORY    INVENTORY
-----------------------------------------------------------------                        ----------       ---------    ---------
1 GROSS COLLATERAL LAST REPORT             (REPORT #)
  REPORT DATE:                             (DATE)                  LINE 6 PRIOR REPORT
2 ADD SALES ASSIGNED AND INVENTORY ADDITIONS
3 ADD DEBIT MEMOS AND OTHER ADJUSTMENTS
4 LESS CASH COLLECTIONS AND INVENTORY REDUCTIONS
5 LESS DISCOUNTS, CREDIT MEMOS AND ADJUSTMENTS
6 GROSS COLLATERAL PER THIS REPORT
7 INELIGIBLE COLLATERAL

            ACCOUNTS RECEIVABLE                 INVENTORY
-----------------------------------------------------------------
A PAST DUE OVER 90 DAYS                     OBSOLETE
B CREDITS OVER 90 DAYS                      SLOW MOVING
C CROSS AGING - 25%>90, 0 ELIGIBLE          CONSIGNED
D COD SALES                                 >120 DAYS
E FOREIGN RECEIVABLES                       PACKAGING
F CONTRA ACCOUNTS                           OTHER                        LIMIT
  UNRECONCILED AIR OVERAGE                                               AMOUNT
H CONCENTRATION - >20% COMMERCIAL                                      ----------
H CONCENTRATION - >30% LOCKHEED MARTIN
H CONCENTRATION - >50% GOVERNMENT
I OFFSITE INVENTORY NOT> 120 DAYS
8 TOTAL INELIGIBLE PER THIS
  REPORT (SUM 7A THROUGH 7H)                                                        ________________________________________________
9 NET ELIGIBLE COLLATERAL (6-8)                                                     ________________________________________________
# ADVANCE RATE                                                                      ________________________________________________
                                                                                              85%           50%            50%
#                                                                         TOTAL
                                                                       ----------
  COLLATERAL AVAILABILITY
# BORROWING BASE
  LESSER 0F 11 OR COMMITMENT TOTAL:
# LESS SPECIAL RESERVE
# NET AVAILABILITY BEFORE LOAN                                         _____________________________________________________________
  BALANCE (12-13)                                                      _____________________________________________________________

                     LOAN
-----------------------------------------------------------------
# LOAN BALANCE - LAST REPORT LINE 22
# LESS PAYMENTS FROM COLLECTIONS
# BALANCE PER FIDELITY FUNDING OF CALIFORNIA
  REPORT PRIOR TO NEW ACTIVITY
# LESS NON-COLLECTION PAYMENTS
# ADD LOAN ADJUSTMENTS:
  INTEREST
  AUDIT FEES
  MINIMUM FEE ADJUSTMENT                                               _____________________________________________________________

  WIRE TRANSFER, LOCK BOX, MISC, FEES

# ADD LINE MAINTENANCE FEE
# ADD ADVANCE REQUEST THIS REPORT                                      _____________________________________________________________
# NEW LOAN BALANCE                                                     _____________________________________________________________
# EXCESS AVAILABILITY                                                  _____________________________________________________________


                                     Page 1
                                    5/10/99
                                      Bbc

                                    EXHIBIT A
                           BORROWING BASE CERTIFICATE
                                  LITRONIC INC.
                                     (Date)
                                     REPORT #




THE UNDERSIGNED HEREBY CERTIFIES TO FIDELITY FUNDING, INC. ("FIDELITY") THAT:

1 HE IS THE DULY ELECTED AND QUALIFIED CHIEF FINANCIAL OFFICER OF ____________________ (THE "COMPANY"), IS FAMILIAR WITH THE FACTS HEREIN CERTIFIED AND IS DULY AUTHORIZED TO CERTIFY SUCH FACTS AND MAKE AND DELIVER THIS BORROWING BASE CERTIFICATE FOR AND ON BEHALF OF THE COMPANY, PURSUANT TO THAT CERTAIN LOAN AND SECURITY AGREEMENT, (THE "AGREEMENT"), DATED AS OF MAY__, 1999 AMONG LITRONIC INC., LITRONIC INDUSTRIES, INC. AND FIDELITY.

2 ALL REPRESENTATIONS AND WARRANTIES MADE BY THE COMPANY IN THE AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, CERTIFICATE OR OTHER AGREEMENT EXECUTED IN CONNECTION THEREWITH (COLLECTIVELY, THE "TRANSACTION DOCUMENTS") DELIVERED ON OR BEFORE THE DATE HEREOF ARE TRUE ON AND AS OF THE DATE HEREOF AS IF SUCH REPRESENTATIONS AND WARRANTIES HAD BEEN MADE AS OF THE DATE HEREOF.

3 NO EVENTS OF DEFAULT OR ANY EVENT, THAT WITH THE GIVING OF NOTICE, THE PASSAGE OF TIME OR BOTH, WOULD CONSTITUTE AN EVENT OF DEFAULT HAS OCCURRED AND IS EXISTING.

4 THE COMPANY HAS PERFORMED AND COMPLIED WITH ALL AGREEMENTS AND CONDITIONS REQUIRED IN THE TRANSACTION DOCUMENTS TO BE PERFORMED OR COMPLIED WITH BY IT ON OR PRIOR TO THE FUNDING OF THE ADVANCE REQUESTED HEREBY.

5 AFTER FIDELITY MAKES THE ADVANCE REQUESTED HEREBY, THE AGGREGATE AMOUNT OF ALL OUTSTANDING ADVANCES WILL NOT EXCEED THE LESSER OF (I) THE COMMITMENT AND (II) THE BORROWING BASE.

6 ALL INFORMATION CONTAINED IN THIS BORROWING BASE CERTIFICATE IS TRUE, CORRECT AND COMPLETE.

TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANING ASSIGNED TO THEM IN THE AGREEMENT, IF SO DEFINED UNDER SECTION 1. "DEFINITIONS AND CONSTRUCTION" OF THE AGREEMENT.

IN WITNESS WHEREOF, THIS INSTRUMENT IS EXECUTED BY THE UNDERSIGNED AS OF: (Date)


COMPANY NAME:_______________________

/s/ TW SEYKORA
THOMAS W. SEYKORA
CHIEF FINANCIAL OFFICER

                                                     PAYMENT AND ADJUSTMENT DATA

                                                                          ACCOUNTS       AMOUNT
PAYMENTS RECEIVED BY:                                                    RECEIVABLE      ACCOUNTS      AMOUNT
                                  DATE                                   DEPOSIT TO     RECEIVABLE      OTHER      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY - DALLAS                                                        LOCKBOX
FIDELITY - DALLAS                                                        LOCKBOX
FIDELITY - DALLAS                                                        LOCKBOX
FIDELITY - DALLAS                                                        LOCKBOX
FIDELITY - DALLAS                                                        LOCKBOX       ________________________________________
TOTAL RECEIPTS TO FIDELITY FUNDING                              TO LINE 16             ________________________________________
CREDIT CARD SALES/WIRE TRANSFER                                          BYL
CREDIT CARD SALES/WIRE TRANSFER                                          BYL
CREDIT CARD SALES/WIRE TRANSFER                                          BYL
CREDIT CARD SALES/WIRE TRANSFER                                          BYL
CREDIT CARD SALES/WIRE TRANSFER                                          BYL
CREDIT CARD SALES/WIRE TRANSFER                                          BYL
CREDIT CARD SALES/WIRE TRANSFER                                          BYL           ________________________________________
TOTAL RECEIPTS TO BANK OF YORBA LINDA                                                  ________________________________________

DISCOUNTS ALLOWED

                                                                                       ________________________________________
TOTAL DISCOUNTS, CREDIT MEMOS AND ADJUSTMENTS                                          ________________________________________
LESS DISCOUNTS, CREDIT MEMOS AND ADJUSTMENTS                    TO LINE 5              ________________________________________


                                                               Page 2
                                                               5/10/99
                                                                 Bbc

                                                                                       ________________________________________
TOTAL DEBIT MEMOS AND OTHER ADJUSTMENTS                         TO LINE 3              ________________________________________

                                VALIDITY GUARANTY

      This Validity Guaranty is executed and delivered by Kris Shah, an individual residing in California ("Validity Guarantor"), for the benefit of Fidelity Funding, Inc., a Texas corporation ("Fidelity"), as follows:

                                   WITNESSETH:

      WHEREAS, Litronic Industries, Inc., a California corporation, and Litronic Inc., a Delaware corporation (the "Companies"), and Fidelity have entered into a Loan and Security Agreement (as amended, modified or otherwise supplemented from time to time, the "Loan and Security Agreement") of even date herewith.

      WHEREAS, as a condition (among others provided therein) to making advances to the Companies under the Loan and Security Agreement, Fidelity requires that Validity Guarantor make certain covenants, warranties and guaranties for the benefit of Fidelity as provided herein, and as an inducement to Fidelity to enter into the Loan and Security Agreement with the Companies and to make advances to the Companies as provided therein, Validity Guarantor has agreed to make such covenants, warranties and guaranties to Fidelity as provided herein.

      NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Validity Guarantor hereby expressly warrants, covenants and guarantees to Fidelity as follows:

      1. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan and Security Agreement.

      2. All Accounts or Inventory from time to time reported to Fidelity as Eligible Accounts, Eligible Inventory or otherwise listed or included on any Borrowing Base Certificate shall be genuine and in all respects what they purport to be, shall, in the case of Accounts, represent bona fide and existing obligations of Account Debtors, and shall, in the case of Inventory, constitute goods useable and saleable in the ordinary course of business without diminution in value.

      3. All reports, schedules, certificates and other information from time to time delivered or otherwise reported to Fidelity by either Company, including, without limitation, all financial statements, tax returns and Borrowing Base Certificates and all supporting information or documentation delivered in connection therewith, shall be bona fide, complete, correct and accurate in all respects and shall accurately and completely report all matters purported to be covered or reported thereby.

      4. Each Account from time to time identified to Fidelity in any Borrowing Base Certificate as an Eligible Account shall at all times constitute an Eligible Account. Each item of Inventory from time to time identified to Fidelity in any Borrowing Base Certificate shall at all times constitute Eligible Inventory.


      5. Any and all officers, employees and other agents or representatives from time to time signing any reports (including without limitation those specifically mentioned above) or otherwise delivery any such information to Fidelity shall be duly authorized to deliver same to Fidelity on behalf of the applicable Company.

      6. All collections and proceeds of Accounts from time to time received by either Company, or any of its officers, employees, agents or other representatives, shall forthwith be delivered to Fidelity as required under the Loan and Security Agreement.

      7. The Validity Guarantor agrees to indemnify, defend and save Fidelity free and harmless of and from any damage or loss which Fidelity may sustain, directly or indirectly, as a result of (i) any act or omission in breach or contravention of any of the representations, warranties, covenants and guaranties contained herein, (ii) any fraud, deceit, deception or criminal act on the part of any officer, employee, agent or other representative of either Company in any of its dealings with Fidelity on behalf of such Company, and
(iii) Accounts that are or become disputed, in whole or in part, by reason of any dispute or disagreement pertaining to actions or inactions by either Company, whether or not any such dispute, return or non-acceptance is justified.

      8. Fidelity's rights and remedies hereunder are cumulative of all other rights and remedies which Fidelity may now or hereafter have with respect to the Companies. Validity Guarantor's liability hereunder is direct and unconditional, and may be enforced by Fidelity without first pursuing any other right, remedy or security.

      9. This agreement shall be binding upon the Validity Guarantor and his or her heirs, personal representatives, successors and assigns, and shall inure to the benefit of Fidelity and its successors or assigns.

      10. Validity Guarantor agrees that he or she will cooperate with Fidelity at all times in connection with any actions taken by Fidelity pursuant to the Loan and Security Agreement to monitor, administer, enforce or collect the Collateral. In the event either Company should cease or discontinue operating as a going concern in the ordinary course of business, then for so long as any Obligations remain outstanding, Validity Guarantor agrees that he or she shall assist Fidelity in connection with any such action, as Fidelity may request. At Fidelity's request in such event, Validity Guarantor shall enter into a collection servicing agreement with Fidelity pursuant to which Validity Guarantor shall undertake to monitor, administer, enforce and collect the Collateral, for the benefit of Fidelity, on such terms and conditions as Fidelity and Validity Guarantor shall determine by mutual agreement.

      11. This Agreement shall be a continuing agreement for the benefit of Fidelity and its successors and assigns. Validity Guarantor expressly consents to any or all of the following action by Fidelity, at any time, without notice to Validity Guarantor: (i) renewal, extension or modification of the Loan and Security Agreement or any of the Transaction Documents, (ii) renewal, extension, modification, compromise, forbearance or forgiveness of the Obligations, or any part thereof, (iii) increase or decrease of the rate of interest from time to time to accrue on the Obligations, (iv) exercise of any rights or remedies under the Transaction Documents, or forbearance of any rights or remedies under the Transaction Documents, (v) release of any Person from time to time liable for the Obligations or any part thereof, (vi) substitution, release or modification of any Collateral. Validity Guarantor agrees that Fidelity may take all or any of such action in such manner, and at such time, and upon such terms, as Fidelity may determine in its sole discretion, without notice to Validity Guarantor, without in any way impairing Validity Guarantor's obligations under this Agreement. Validity Guarantor acknowledges that he has reviewed and is familiar with the Transaction Documents and is familiar with the operations and financial condition of the Companies, and agrees that Fidelity shall have no duty or obligation to communicate to Validity Guarantor any information regarding the Company's financial condition or affairs.

      12. ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW. VALIDITY GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN ORANGE COUNTY, CALIFORNIA, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON VALIDITY GUARANTOR IN ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER RELATIONSHIP BETWEEN FIDELITY AND VALIDITY GUARANTOR BY ANY MEANS ALLOWED UNDER STATE OR FEDERAL LAW. ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR ANY OTHER RELATIONSHIP BETWEEN FIDELITY AND VALIDITY GUARANTOR SHALL BE BROUGHT AND LITIGATED EXCLUSIVELY IN ANY ONE OF THE STATE OR FEDERAL COURTS LOCATED IN ORANGE COUNTY, CALIFORNIA HAVING JURISDICTION UNLESS FIDELITY SHALL ELECT OTHERWISE. VALIDITY GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER.

      THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      Signed effective as of May 10, 1999.


                                          /s/ Kris Shah
                                          --------------------------------------
                                          Name:  Kris Shah
                                          Social Security No.: ###-##-####
                                          Address: 40 Mission Bay Drive
                                                   Corona Del Mar, CA 92625
                                          Telephone No.:  (949) 640-2354

ACCEPTED:

FIDELITY FUNDING, INC.


By: /s/ Michael D. Haddad
    ----------------------------
    Name: Michael D. Haddad
          ----------------------
    Title: President
           ----------------------

                         ACKNOWLEDGMENT AND STIPULATION


      The undersigned hereby acknowledges and stipulates that (i) the undersigned is the spouse of Validity Guarantor and (ii) all community property interests of Validity Guarantor and the undersigned in all their assets whether now owned or hereafter acquired (whether subject to the sole management of Validity Guarantor or the undersigned) are subject to, and may be used for, the payment and performance of Validity Guarantor's obligations under the above Validity Guaranty. Notwithstanding the foregoing, Fidelity shall have no recourse against the separate property of the undersigned for satisfaction of any such obligations.

      This Acknowledgment and Stipulation is entered into as of May 10, 1999 for the benefit of Fidelity.


                                             /s/ Geraldine Shah
                                             ---------------------------
                                             Spouse Name: Geraldine Shah

                                VALIDITY GUARANTY

      This Validity Guaranty is executed and delivered by William W. Davis, Sr., an individual residing in Maryland ("Validity Guarantor"), for the benefit of Fidelity Funding, Inc., a Texas corporation ("Fidelity"), as follows:

                                   WITNESSETH:

      WHEREAS, Litronic Industries, Inc., a California corporation, and Litronic Inc., a Delaware corporation (the "Companies"), and Fidelity have entered into a Loan and Security Agreement (as amended, modified or otherwise supplemented from time to time, the "Loan and Security Agreement") of even date herewith.

      WHEREAS, as a condition (among others provided therein) to making advances to the Companies under the Loan and Security Agreement, Fidelity requires that Validity Guarantor make certain covenants, warranties and guaranties for the benefit of Fidelity as provided herein, and as an inducement to Fidelity to enter into the Loan and Security Agreement with the Companies and to make advances to the Companies as provided therein, Validity Guarantor has agreed to make such covenants, warranties and guaranties to Fidelity as provided herein.

      NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Validity Guarantor hereby expressly warrants, covenants and guarantees to Fidelity as follows:

      1. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan and Security Agreement.

      2. All Accounts or Inventory from time to time reported to Fidelity as Eligible Accounts, Eligible Inventory or otherwise listed or included on any Borrowing Base Certificate shall be genuine and in all respects what they purport to be, shall, in the case of Accounts, represent bona fide and existing obligations of Account Debtors, and shall, in the case of Inventory, constitute goods useable and saleable in the ordinary course of business without diminution in value.

      3. All reports, schedules, certificates and other information from time to time delivered or otherwise reported to Fidelity by either Company, including, without limitation, all financial statements, tax returns and Borrowing Base Certificates and all supporting information or documentation delivered in connection therewith, shall be bona fide, complete, correct and accurate in all respects and shall accurately and completely report all matters purported to be covered or reported thereby.

      4. Each Account from time to time identified to Fidelity in any Borrowing Base Certificate as an Eligible Account shall at all times constitute an Eligible Account. Each item of Inventory from time to time identified to Fidelity in any Borrowing Base Certificate shall at all times constitute Eligible Inventory.

      5. Any and all officers, employees and other agents or representatives from time to time signing any reports (including without limitation those specifically mentioned above) or otherwise delivery any such information to Fidelity shall be duly authorized to deliver same to Fidelity on behalf of the applicable Company.

      6. All collections and proceeds of Accounts from time to time received by either Company, or any of its officers, employees, agents or other representatives, shall forthwith be delivered to Fidelity as required under the Loan and Security Agreement.

      7. The Validity Guarantor agrees to indemnify, defend and save Fidelity free and harmless of and from any damage or loss which Fidelity may sustain, directly or indirectly, as a result of (i) any act or omission in breach or contravention of any of the representations, warranties, covenants and guaranties contained herein, (ii) any fraud, deceit, deception or criminal act on the part of any officer, employee, agent or other representative of either Company in any of its dealings with Fidelity on behalf of such Company, and
(iii) Accounts that are or become disputed, in whole or in part, by reason of any dispute or disagreement pertaining to actions or inactions by either Company, whether or not any such dispute, return or non-acceptance is justified.

      8. Fidelity's rights and remedies hereunder are cumulative of all other rights and remedies which Fidelity may now or hereafter have with respect to the Companies. Validity Guarantor's liability hereunder is direct and unconditional, and may be enforced by Fidelity without first pursuing any other right, remedy or security.

      9. This agreement shall be binding upon the Validity Guarantor and his or her heirs, personal representatives, successors and assigns, and shall inure to the benefit of Fidelity and its successors or assigns.


      10. Validity Guarantor agrees that he or she will cooperate with Fidelity at all times in connection with any actions taken by Fidelity pursuant to the Loan and Security Agreement to monitor, administer, enforce or collect the Collateral. In the event either Company should cease or discontinue operating as a going concern in the ordinary course of business, then for so long as any Obligations remain outstanding, Validity Guarantor agrees that he or she shall assist Fidelity in connection with any such action, as Fidelity may request. At Fidelity's request in such event, Validity Guarantor shall enter into a collection servicing agreement with Fidelity pursuant to which Validity Guarantor shall undertake to monitor, administer, enforce and collect the Collateral, for the benefit of Fidelity, on such terms and conditions as Fidelity and Validity Guarantor shall determine by mutual agreement.

      11. This Agreement shall be a continuing agreement for the benefit of Fidelity and its successors and assigns. Validity Guarantor expressly consents to any or all of the following action by Fidelity, at any time, without notice to Validity Guarantor: (i) renewal, extension or modification of the Loan and Security Agreement or any of the Transaction Documents, (ii) renewal, extension, modification, compromise, forbearance or forgiveness of the Obligations, or any part thereof, (iii) increase or decrease of the rate of interest from time to time to accrue on the Obligations, (iv) exercise of any rights or remedies under the Transaction Documents, or forbearance of any rights or remedies under the Transaction Documents, (v) release of any Person from time to time liable for the Obligations or any part thereof, (vi) substitution, release or modification of any Collateral. Validity Guarantor agrees that Fidelity may take all or any of such action in such manner, and at such time, and upon such terms, as Fidelity may determine in its sole discretion, without notice to Validity Guarantor, without in any way impairing Validity Guarantor's obligations under this Agreement. Validity Guarantor acknowledges that he has reviewed and is familiar with the Transaction Documents and is familiar with the operations and financial condition of the Companies, and agrees that Fidelity shall have no duty or obligation to communicate to Validity Guarantor any information regarding the Company's financial condition or affairs.

      12. ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW. VALIDITY GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN ORANGE COUNTY, CALIFORNIA, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON VALIDITY GUARANTOR IN ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER RELATIONSHIP BETWEEN FIDELITY AND VALIDITY GUARANTOR BY ANY MEANS ALLOWED UNDER STATE OR FEDERAL LAW. ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR ANY OTHER RELATIONSHIP BETWEEN FIDELITY AND VALIDITY GUARANTOR SHALL BE BROUGHT AND LITIGATED EXCLUSIVELY IN ANY ONE OF THE STATE OR FEDERAL COURTS LOCATED IN ORANGE COUNTY, CALIFORNIA HAVING JURISDICTION UNLESS FIDELITY SHALL ELECT OTHERWISE. VALIDITY GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER.

      THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

             Signed effective as of May 10,1999.


                                          /s/  William W. Davis, Sr.
                                          --------------------------------------
                                          Name: William W. Davis, Sr.
                                          Social Security No.: ###-##-####
                                                               -----------------
                                          Address: 3309 Shorting Ln.
                                                   -----------------------------
                                                   M. Tedeville, MD 2014
                                                   -----------------------------
                                          Telephone No.: 301-390-4333
                                                         -----------------------

ACCEPTED:

FIDELITY FUNDING, INC.


By: /s/ Michael D. Haddad
    ----------------------------
    Name: Michael D. Haddad
          ----------------------
    Title: President
           ----------------------

                       CERTIFICATE OF CORPORATE RESOLUTION
                                       OF
                            LITRONIC INDUSTRIES, INC.

      The undersigned, the President and the Secretary of Litronic Industries, Inc. (the "Company"), a California corporation, do hereby certify to Fidelity Funding, Inc., that:

      1. They are the duly elected, qualified and acting President and Secretary of the Company, are familiar with the facts herein certified and are duly authorized to certify such facts and make this certificate.

      2. The Company is duly organized, validly existing and in good standing under the laws of the State of California, and is duly authorized to transact business as a foreign corporation in and is in good standing under the laws of each jurisdiction where the ownership or lease of its properties and assets or the conduct of its business would required such qualification; no changes have been made to the Company's articles or certificate of incorporation since April 1, 1999; all franchise and other taxes required to maintain the Company's corporate existence have been paid when due and no such taxes are delinquent; and no proceedings are pending for the forfeiture of the Company's articles or certificate of incorporation or for the Company's dissolution, voluntarily or involuntarily.

      3. The following resolutions were duly adopted by the Board of Directors of the Company at a meeting duly called and held on May 10, 1999, in accordance with all applicable laws and the Company's articles or certificate of incorporation and by-laws:

            RESOLVED, that each of the president, the treasurer/chief financial officer, the secretary and each vice president of the Company, acting jointly or alone, hereby are authorized to execute, deliver and perform the Company's obligations under one or more agreements from time to time (collectively, the "Loan and Security Agreement") with Fidelity Funding, Inc. ("Fidelity") and Litronic Inc. (the "Co-Borrower") providing for the establishment of a $20,000,000 revolving line of credit for the Company and the Co-Borrower with Fidelity (with the obligations of the Company and the Co-Borrower thereunder being joint and several) and the pledge of any or all of the assets of the Company to secure the obligations of the Company and the Co-Borrower to Fidelity thereunder, such Loan and Security Agreement to be in form and substance satisfactory to the officer or officers of the Company executing and delivering the same.

            FURTHER RESOLVED, that each of the president, the treasurer/chief financial officer, the secretary and each vice president of the Company, acting jointly or alone, hereby are authorized and directed to execute and deliver such documents and to take such other actions as they (or any of them) shall deem necessary, desirable or convenient to consummate the transactions contemplated by the Loan and Security Agreement and otherwise to effectuate the intent of the foregoing resolution.

      4. The foregoing resolutions have not been amended, modified or rescinded, and remain in full force and effect on and as of the date hereof.

      5. The following persons are the officers, and are the persons authorized to act on behalf, of the Company pursuant to the foregoing resolutions:

Title                           Name                    Signature
-----                           ----                    ---------

President                       Kris Shah               /s/ Kris Shah
                                ---------------------   -----------------------

Secretary                       Geraldine Shah          /s/ Geraldine Shah
                                ---------------------   -----------------------

Chief Financial Officer         Thomas W. Seykora       /s/ Thomas W. Seykora
                                ---------------------   -----------------------

      6. Attached hereto as Exhibit A is a true, complete and correct copy of the by-laws of the Company as in effect on the date hereof.

      IN WITNESS WHEREOF, the undersigned have hereunto set the hands for and on behalf of the Company on May 10, 1999.


                                    LITRONIC INDUSTRIES, INC.


                                    By: /s/ Kris Shah
                                        ------------------------------------
                                        President


                                    By: /s/ Geraldine Shah
                                        ------------------------------------
                                        Secretary

                                   EXHIBIT A

                                     Bylaws

                       CERTIFICATE OF CORPORATE RESOLUTION
                                       OF
                                  LITRONIC INC.

      The undersigned, the President and the Secretary of Litronic Inc. (the "Company"), a Delaware corporation, do hereby certify to Fidelity Funding, Inc., that:

      1. They are the duly elected, qualified and acting President and Secretary of the Company, are familiar with the facts herein certified and are duly authorized to certify such facts and make this certificate.

      2. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly authorized to transact business as a foreign corporation in and is in good standing under the laws of each jurisdiction where the ownership or lease of its properties and assets or the conduct of its business would required such qualification; no changes have been made to the Company's articles or certificate of incorporation since April 1, 1999; all franchise and other taxes required to maintain the Company's corporate existence have been paid when due and no such taxes are delinquent; and no proceedings are pending for the forfeiture of the Company's articles or certificate of incorporation or for the Company's dissolution, voluntarily or involuntarily.

      3. The following resolutions were duly adopted by the Board of Directors of the Company at a meeting duly called and held on May 10, 1999, in accordance with all applicable laws and the Company's articles or certificate of incorporation and by-laws:

            RESOLVED, that each of the president, the treasurer/chief financial officer, the secretary and each vice president of the Company, acting jointly or alone, hereby are authorized to execute, deliver and perform the Company's obligations under one or more agreements from time to time (collectively, the "Loan and Security Agreement") with Fidelity Funding, Inc. ("Fidelity") and Litronic Industries, Inc. (the "Co-Borrower") providing for the establishment of a $20,000,000 revolving line of credit for the Company and the Co-Borrower with Fidelity (with the obligations of the Company and the Co-Borrower thereunder being joint and several) and the pledge of any or all of the assets of the Company to secure the obligations of the Company and the Co-Borrower to Fidelity thereunder, such Loan and Security Agreement to be in form and substance satisfactory to the officer or officers of the Company executing and delivering the same.

            FURTHER RESOLVED, that each of the president, the treasurer/chief financial officer, the secretary and each vice president of the Company, acting jointly or alone, hereby are authorized and directed to execute and deliver such documents and to take such other actions as they (or any of them) shall deem necessary, desirable or convenient to consummate the transactions contemplated by the Loan and Security Agreement and otherwise to effectuate the intent of the foregoing resolution.

      4. The foregoing resolutions have not been amended, modified or rescinded, and remain in full force and effect on and as of the date hereof.

      5. The following persons are the officers, and are the persons authorized to act on behalf, of the Company pursuant to the foregoing resolutions:

Title                           Name                    Signature
-----                           ----                    ---------

President                       Kris Shah               /s/ Kris Shah
                                ---------------------   -----------------------

Secretary                       Geraldine Shah          /s/ Geraldine Shah
                                ---------------------   -----------------------

Chief Financial Officer         Thomas W. Seykora       /s/ Thomas W. Seykora
                                ---------------------   -----------------------

      6. Attached hereto as Exhibit A is a true, complete and correct copy of the by-laws of the Company as in effect on the date hereof.

      IN WITNESS WHEREOF, the undersigned have hereunto set the hands for and on behalf of the Company on May 10, 1999.


                                    LITRONIC INC.


                                    By: /s/ Kris Shah
                                        ------------------------------------
                                        President


                                    By: /s/ Geraldine Shah
                                        ------------------------------------
                                        Secretary

                                   EXHIBIT A

                                     Bylaws

                             COMPLIANCE CERTIFICATE

      Reference is made to the Loan and Security Agreement (the "Fidelity Agreement"), dated as of May 10, 1999, among Litronic Industries, Inc., a California corporation, and Litronic Inc., a Delaware corporation (collectively, the "Companies"), and Fidelity Funding, Inc., a Texas corporation ("Fidelity"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The undersigned, the President and the Chief Financial Officer of each Company, certify to Fidelity that:

      1. They are the duly elected, qualified, and acting President and Chief Financial Officer of each Company.

      2. They are familiar with the facts herein certified and are duly authorized to certify such facts and make this certificate.

      3. All representations and warranties made by the Companies in the Fidelity Agreement or any other instrument, document, certificate or other agreement executed in connection therewith (collectively, the "Transaction Documents") delivered on or before the date hereof are true on and as of the date hereof as if such representations and warranties had been made as of the date hereof.

      4. No Event of Default and no event or circumstance that, with the giving of notice, the passage of time or both, would constitute an Event of Default exist on the date hereof.

      5. Each Company has performed and complied with all agreements and conditions required in the Transaction Documents to be performed or complied with by it on or prior to the date hereof.

      IN WITNESS WHEREOF, this instrument is executed by the undersigned as of May 10, 1999.

                                          LITRONIC INDUSTRIES, INC.


                                          By: /s/ Kris Shah
                                             ---------------------------------
                                             President


                                          By: /s/ Thomas W. Seykora
                                             ---------------------------------
                                             Chief Financial Officer

                                          LITRONIC INC.


                                          By: /s/ Kris Shah
                                             ---------------------------------
                                             President


                                          By: /s/ Thomas W. Seykora
                                             ---------------------------------
                                             Chief Financial Officer

                             PERFECTION CERTIFICATE

      Reference is made to the Loan and Security Agreement (the "Agreement"), dated as of May 10, 1999. among Litronic Industries, Inc., a California corporation ("LII"), Litronic Inc., a Delaware corporation ("Litronic"), and Fidelity Funding, Inc., a Texas corporation ("Fidelity"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The undersigned hereby certify to Fidelity as follows:

      A.    With respect to LII:

      (i) The chief executive office of LII is located at the following address:

            Street Address                          County
            --------------                          ------

            2030 Main Street, Suite 1250            Orange
            Irvine, California 92614

            Mailing Address                         County
            ---------------                         ------

            2030 Main Street, Suite 1250            Orange
            Irvine, California 92614

      (ii) The following are all the locations where LII maintains any books or records relating to any of its Accounts.

            Street Address                          County
            --------------                          ------

            2030 Main Street, Suite 1250            Orange
            Irvine, California 92614

      (iii) The following are all the places of business of LII not identified above:

            4390 Parliament Place, Suite R
            Lanham, Maryland 20706

      (iv) The following are all the locations not identified above where LII maintains any inventory or equipment: None.

      (v) The following are the names and addresses of all Persons other than LII that have possession of any of LII's inventory or equipment:
            None.

      B.    With respect to Litronic:

      (i) The chief executive office of Litronic is located at the following address:

            Street Address                          County
            --------------                          ------

            2030 Main Street, Suite 1250            Orange
            Irvine, California 92614

            Mailing Address                         County
            ---------------                         ------

            2030 Main Street, Suite 1250            Orange
            Irvine, California 92614

      (ii) The following are all the locations where Litronic maintains any books or records relating to any of its Accounts.

            Street Address                          County
            --------------                          ------

            2030 Main Street, Suite 1250            Orange
            Irvine, California 92614

      (iii) The following are all the places of business of Litronic not identified above:

            4390 Parliament Place, Suite R
            Lanham, Maryland 20706

      (iv) The following are all the locations not identified above where Litronic maintains any inventory or equipment: None.

      (v) The following are the names and addresses of all Persons other than Litronic that have possession of any of Litronic's inventory or equipment: None.

      IN WITNESS WHEREOF, we have hereunto set our hands on May 10, 1999.


                                    LITRONIC INDUSTRIES, INC.


                                    By: /s/ Kris Shah
                                        ------------------------------------
                                        President


                                    By: /s/ Geraldine Shah
                                        ------------------------------------
                                        Secretary

                                    LITRONIC INC.


                                    By: /s/ Kris Shah
                                        ------------------------------------
                                        President


                                    By: /s/ Geraldine Shah
                                        ------------------------------------
                                        Secretary

                               FINANCING STATEMENT

      This instrument is prepared and is intended to be a financing statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

      1.    The name and address of debtor ("Debtor") is:

            LITRONIC INDUSTRIES, INC.
            2030 Main Street, Suite 1250
            Irvine, California 92614
            FED ID#95-2651703

      2.    The name and address of secured party ("Secured Party") is:

            FIDELITY FUNDING, INC.
            12770 Merit Drive, Suite 600
            Dallas, Texas 75251
            FED ID # 75-2260827

      3. This financing statement covers the following types or items of property (collectively, the "Collateral"):

            All of the following which are now or hereafter owned by Debtor or in which Debtor otherwise has any right, whether now existing or hereafter arising: (a) all accounts, contract rights and general intangibles, receivables and claims whether now or hereafter arising, all guaranties and security therefor and all of Debtor's right, title and interest in the goods purchased and represented thereby, if any, including all of Debtor's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (b) all inventory, wherever located and whether now or hereafter existing, (including, but not limited to raw materials, work in process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which Debtor has an interest in mass or a joint or other interest or rights of any kind, and goods which are returned to or repossessed by Debtor) and all accessions thereto and products thereof and documents therefor; (c) all furniture, fixtures, machinery and equipment, wherever located and whether now or hereafter existing, and all parts thereof, accessions thereto, and replacements therefor and all documents and general intangibles covering or relating thereto; (d) all books and records pertaining to the foregoing, including but not limited to computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer and supplier contracts, sales orders, and purchasing records; and (e) all proceeds of the foregoing.

      4. This Financing Statement is presented for filing to the California Secretary of State.

DEBTOR:                                   SECURED PARTY:

LITRONIC INDUSTRIES, INC.                 FIDELITY FUNDING, INC.

By: /s/ Thomas W. Seykora                 By:
   ------------------------------            ------------------------------

   Name: Thomas W. Seykora                   Name:
        -------------------------                 -------------------------

   Title: CFO                                Title:
         ------------------------                  ------------------------

                               FINANCING STATEMENT

      This instrument is prepared and is intended to be a financing statement complying with the formal requisites therefor as set forth in the Uniform Commercial Code.

      1.    The name and address of debtor ("Debtor") is:

            LITRONIC INC.
            2030 Main Street, Suite 1250
            Irvine, California 92614
            FED ID#33-075190

      2.    The name and address of secured party ("Secured Party") is:

            FIDELITY FUNDING, INC.
            12770 Merit Drive, Suite 600
            Dallas, Texas 75251
            FED ID # 75-2260827

      3. This financing statement covers the following types or items of property (collectively, the "Collateral"):

            All of the following which are now or hereafter owned by Debtor or in which Debtor otherwise has any right, whether now existing or hereafter arising: (a) all accounts, contract rights and general intangibles, receivables and claims whether now or hereafter arising, all guaranties and security therefor and all of Debtor's right, title and interest in the goods purchased and represented thereby, if any, including all of Debtor's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (b) all inventory, wherever located and whether now or hereafter existing, (including, but not limited to raw materials, work in process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which Debtor has an interest in mass or a joint or other interest or rights of any kind, and goods which are returned to or repossessed by Debtor) and all accessions thereto and products thereof and documents therefor; (c) all furniture, fixtures, machinery and equipment, wherever located and whether now or hereafter existing, and all parts thereof, accessions thereto, and replacements therefor and all documents and general intangibles covering or relating thereto; (d) all books and records pertaining to the foregoing, including but not limited to computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer and supplier contracts, sales orders, and purchasing records; and (e) all proceeds of the foregoing.

      4. This Financing Statement is presented for filing to the California Secretary of State.

DEBTOR:                                   SECURED PARTY:

LITRONIC INC.                             FIDELITY FUNDING, INC.

By: /s/ Thomas W. Seykora                 By:
   ------------------------------            ------------------------------

   Name: Thomas W. Seykora                   Name:
        -------------------------                 -------------------------

   Title: CFO                                Title:
         ------------------------                  ------------------------

[GRAPHIC] FIDELITY FUNDING
          ----------------
           FINANCIAL GROUP                         VIA FEDERAL EXPRESS

May 10, 1999

Tom Seykora
Chief Financial Officer
Litronic, Inc.
2030 Main Street, Suite 1250
Irvine, California 92614

Dear Tom:

Enclosed find the document checklist for the Fidelity loan and two execution copies of each document checkmarked thereon. Please have these documents signed and send one full set to us for our files. You may keep the second set for your records.

Respectfully yours,

/s/ Edward H. Molter
Edward H. Molter
Corporate Counsel

Enclosures

12770 MERIT DRIVE   SIXTH FLOOR   DALLAS, TEXAS 75251
                                             (972) 687-8000   FAX (972) 687-8050
--------------------------------------------------------------------------------

                                  DOCUMENT LIST
                                       FOR
                                  LITRONIC INC.

                         SECTION I. PRINCIPAL DOCUMENTS

1.    Loan and Security Agreement.

2.    Validity Guaranty of Kris Shah.

3.    Validity Guaranty of William W. Davis, Sr.

             SECTION II. INTERCREDITOR AND SUBORDINATION AGREEMENTS

4.    Release Agreements.

                SECTION III. CORPORATE DOCUMENTS AND CERTIFICATES

5.    Certificate of Corporate Resolution of Litronic Industries, Inc.

6.    Certificate of Corporate Resolution of Litronic Inc.

7.    Compliance Certificate.

8.    Perfection Certificate.

9. Certified copy of articles or certificate of incorporation of Litronic Industries, Inc.

10.   Certified copy of articles or certificate of incorporation of Litronic
      Inc.

11.   Certificate of good standing of Litronic Industries, Inc.

12.   Certificate of good standing of Litronic Inc.

               SECTION IV. FINANCING STATEMENTS AND LIEN DOCUMENTS

13.   Financing Statements covering collateral filed with:

      a.    Secretary of State of California.

      b.    State Department of Assessment and Taxes of the State of Maryland.

      c.    Clerk of Stanly County, Maryland.

14.   Termination statements relating to Release Agreement.

15.   Pre-closing lien search and copies from:

      a.    Secretary of State of California.

      b.    State Department of Assessment and Taxes of the State of Maryland.

      c.    Clerk of Stanly County, Maryland.

16.   Post-closing lien search and copies from:

      a.    Secretary of State of California.

      b.    State Department of Assessment and Taxes of the State of Maryland.

      c.    Clerk of Stanly County, Maryland.

                       SECTION V. MISCELLANEOUS DOCUMENTS

17.   Opinion of Counsel.

18.   Additional Named Insured/Loss Payee Endorsement.

[ILLEGIBLE]

--------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)

--------------------------------------------------------------------------------
B. FILING OFFICE ACCT. # (optional)

--------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)


--------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable):  |_| LESSOR/LESSEE
                                          |_| CONSIGNOR/CONSIGNEE
                                          |_| NON-UCC FILING
--------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b)
--------------------------------------------------------------------------------
    1a. ENTITY'S NAME

        Litronic Industries, Inc.
--------------------------------------------------------------------------------
OR  1b. INDIVIDUAL'S LAST NAME    FIRST NAME    MIDDLE NAME    SUFFIX

--------------------------------------------------------------------------------
1c. MAILING ADDRESS               CITY          STATE    COUNTRY    POSTAL CODE

    2030 Main Street,             Irvine          CA       USA         92614
    Suite 1250
--------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#        OPTIONAL         1e. TYPE OF ENTITY
                          ADD'NL INFO RE
    95-2651703             ENTITY DEBTOR
--------------------------------------------------------------------------------
1f. ENTITY'S STATE         1g. ENTITY'S ORGANIZATIONAL I.D.#, if any
    OR COUNTRY OF
    ORGANIZATION                                                      |_| NONE
--------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name
   (2a or 2b)
--------------------------------------------------------------------------------
    2a. ENTITY'S NAME

--------------------------------------------------------------------------------
OR  2b. INDIVIDUAL'S LAST NAME    FIRST NAME    MIDDLE NAME    SUFFIX

--------------------------------------------------------------------------------
2c. MAILING ADDRESS               CITY          STATE    COUNTRY    POSTAL CODE

--------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#       OPTIONAL         2e. TYPE OF ENTITY
                         ADD'NL INFO RE
                          ENTITY DEBTOR
--------------------------------------------------------------------------------
2f. ENTITY'S STATE         2g. ENTITY'S ORGANIZATIONAL I.D.#, if any
    OR COUNTRY OF
    ORGANIZATION                                                      |_| NONE
--------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - Insert only one secured party name (3a or 3b)
--------------------------------------------------------------------------------
    3a. ENTITY'S NAME

        Fidelity Funding, Inc.
--------------------------------------------------------------------------------
OR  3b. INDIVIDUAL'S LAST NAME    FIRST NAME    MIDDLE NAME    SUFFIX

--------------------------------------------------------------------------------
3c. MAILING ADDRESS               CITY          STATE    COUNTRY    POSTAL CODE

    12770 Merit Drive, Suite 600  Dallas          TX       USA         75251
--------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

(a) all accounts, contract rights and general intangibles, receivables and claims, whether now existing or hereafter arising, all guaranties and security therefor and all of Debtor's right, title and interest i the goods purchased and represented thereby, if any, including all of Debtor's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (b) all inventory, wherever located or hereafter existing, including raw materials, work i process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which Debtor has an interest in mass or a joint or other interest or rights of any kind, goods which are returned to or repossed by Debtor and all accessions thereto, (c) all furniture, fixtures, machinery and equipment, (d) all books and records pertaining to the foregoing, computer programs, data, certificates, records, lists and (e) all proceeds of the foregoing.
--------------------------------------------------------------------------------
5. CHECK BOX (if applicable) |_|

      This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
--------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)

   Litronic Industries, Inc.     /s/ [ILLEGIBLE]
--------------------------------------------------------------------------------

   Fidelity Funding, Inc.
--------------------------------------------------------------------------------
7. If filed in Florida (check one)

   |_| Documentary stamp tax paid

   |_| Documentary stamp tax not applicable
--------------------------------------------------------------------------------
8. |_| This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS Attach Addendum (if applicable)
--------------------------------------------------------------------------------
9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
   (Additional Fee) (optional)
   |_| All Debtors    |_| Debtor 1    |_| Debtor 2
--------------------------------------------------------------------------------
(1) FILING OFFICER COPY -- NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)

REORDER FROM
Registre, Inc.
514 PIERCE ST.
P.O. BOX 216
ANOKA, MN 55303
(612) 421-1713

[ILLEGIBLE]

--------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)

--------------------------------------------------------------------------------
B. FILING OFFICE ACCT. # (optional)

--------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)


--------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable):  |_| LESSOR/LESSEE
                                          |_| CONSIGNOR/CONSIGNEE
                                          |_| NON-UCC FILING
--------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b)
--------------------------------------------------------------------------------
    1a. ENTITY'S NAME

        Litronic Inc.
--------------------------------------------------------------------------------
OR  1b. INDIVIDUAL'S LAST NAME    FIRST NAME    MIDDLE NAME    SUFFIX

--------------------------------------------------------------------------------
1c. MAILING ADDRESS               CITY          STATE    COUNTRY    POSTAL CODE

    2030 Main Street,             Irvine          CA       USA         92614
    Suite 1250
--------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#        OPTIONAL         1e. TYPE OF ENTITY
                          ADD'NL INFO RE
    33-075190              ENTITY DEBTOR
--------------------------------------------------------------------------------
1f. ENTITY'S STATE         1g. ENTITY'S ORGANIZATIONAL I.D.#, if any
    OR COUNTRY OF
    ORGANIZATION                                                      |_| NONE
--------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name
   (2a or 2b)
--------------------------------------------------------------------------------
    2a. ENTITY'S NAME

--------------------------------------------------------------------------------
OR  2b. INDIVIDUAL'S LAST NAME    FIRST NAME    MIDDLE NAME    SUFFIX

--------------------------------------------------------------------------------
2c. MAILING ADDRESS               CITY          STATE    COUNTRY    POSTAL CODE

--------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#       OPTIONAL         2e. TYPE OF ENTITY
                         ADD'NL INFO RE
                          ENTITY DEBTOR
--------------------------------------------------------------------------------
2f. ENTITY'S STATE         2g. ENTITY'S ORGANIZATIONAL I.D.#, if any
    OR COUNTRY OF
    ORGANIZATION                                                      |_| NONE
--------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - Insert only one secured party name (3a or 3b)
--------------------------------------------------------------------------------
    3a. ENTITY'S NAME

        Fidelity Funding, Inc.
--------------------------------------------------------------------------------
OR  3b. INDIVIDUAL'S LAST NAME    FIRST NAME    MIDDLE NAME    SUFFIX

--------------------------------------------------------------------------------
3c. MAILING ADDRESS               CITY          STATE    COUNTRY    POSTAL CODE

    12770 Merit Drive, Suite 600  Dallas          TX       USA         75251
--------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

(a) all accounts, contract rights and general intangibles, receivables and claims, whether now existing or hereafter arising, all guaranties and security therefor and all of Debtor's right, title and interest i the goods purchased and represented thereby, if any, including all of Debtor's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (b) all inventory, wherever located or hereafter existing, including raw materials, work i process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which Debtor has an interest in mass or a joint or other interest or rights of any kind, goods which are returned to or repossed by Debtor and all accessions thereto, (c) all furniture, fixtures, machinery and equipment, (d) all books and records pertaining to the foregoing, computer programs, data, certificates, records, lists and (e) all proceeds of the foregoing.
--------------------------------------------------------------------------------
5. CHECK BOX (if applicable) |_|

      This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) In collateral already subject to a security interest in another jurisdiction when it was brought into the state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
--------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)

   Litronic Inc.                  /s/ [ILLEGIBLE]
--------------------------------------------------------------------------------

   Fidelity Funding, Inc.
--------------------------------------------------------------------------------
7. If filed in Florida (check one)

   |_| Documentary stamp tax paid

   |_| Documentary stamp tax not applicable
--------------------------------------------------------------------------------
8. |_| This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS Attach Addendum (if applicable)
--------------------------------------------------------------------------------
9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
   (Additional Fee) (optional)
   |_| All Debtors    |_| Debtor 1    |_| Debtor 2
--------------------------------------------------------------------------------
(1) FILING OFFICER COPY -- NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)

REORDER FROM
Registre, Inc.
514 PIERCE ST.
P.O. BOX 216
ANOKA, MN 55303
(612) 421-1713